UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-02688

Name of Fund:  Merrill Lynch Municipal Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Merrill Lynch Municipal Bond Fund, Inc.,
       800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 12/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Municipal Bond Fund, Inc.


Semi-Annual Report
December 31, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President and Chief Investment Officer


Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success - particularly during uncertain times - is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



We are pleased to present to you the management teams of

Merrill Lynch Municipal Bond Fund, Inc.


Limited Maturity Portfolio

Senior Portfolio Manager Peter Hayes joined Merrill Lynch Investment Managers in 1987 and heads the Merrill Lynch Municipal Bond Fund, Inc. - Limited Maturity Portfolio team. He received a bachelor's degree from the College of the Holy Cross. In addition to Mr. Hayes, the investment team includes Thomas Steffens. Mr. Steffens received a bachelor's degree from Villanova University. The team has 28 years of investment experience.


Peter J. Hayes
Senior Portfoilo Manager



Table of Contents
A Letter From the President                                       2
A Discussion With Your Portfolio Managers                         5
Performance Data                                                  9
Portfolio Information                                            13
Disclosure of Expenses                                           14
Schedule of Investments--Limited Maturity Portfolio              16
Schedule of Investments--Insured Portfolio                       20
Schedule of Investments--National Portfolio                      24
Financial Statements                                             36
Financial Highlights                                             42
Notes to Financial Statements                                    54
Officers and Directors                                           61



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Insured Portfolio

Senior Portfolio Manager Robert DiMella joined Merrill Lynch Investment Managers in 1993 and heads the Merrill Lynch Municipal Bond Fund, Inc. - Insured Portfolio team. Mr. DiMella received a bachelor's degree from the University of Connecticut and an MBA from Rutgers University. He is a CFA R charterholder and a member of the CFA Institute. In addition to Mr. DiMella, the investment team includes Portfolio Assistant Janine Bianchino and Analysts Jeff Moore, Mary Ezzo and Timothy Milway. Mr. Moore and Mr. Milway are CFA charterholders and members of the CFA Institute. Together, the team has more than 78 years of investment experience.


Robert A. DiMella
Senior Portfolio Manager


National Portfolio

Senior Portfolio Manager Walter O'Connor joined Merrill Lynch Investment Managers in 1991 and heads the Merrill Lynch Municipal Bond Fund, Inc. - National Portfolio team. He received a bachelor's degree from the University of Notre Dame. He is a CFA R charterholder and a member of the CFA Institute as well as a member of the New York Society of Security Analysts. In addition to Mr. O'Connor, the team includes Jim Schwartz and Greg Bennett. Mr. Schwartz earned a bachelor's degree from Rutgers College and an MBA from Monmouth University. He is a CFA charterholder. Mr. Bennet earned a bachelor's degree from West Chester University. The team has a combined 28 years of investment experience.


Walter C. O'Connor
Senior Portfolio Manager


CFA R and Chartered Financial Analyst R are trademarks owned by the Association for Investment Management and Research.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



A Discussion With Your Portfolio Managers


As the Federal Reserve Board embarked on a series of interest rate increases, the Portfolios continued to focus on preserving net asset value and enhancing the yield provided to shareholders.


Describe the recent market environment relative to municipal bonds.

Over the past six months, the Federal Reserve Board (the Fed) embarked on a monetary tightening policy that culminated in a 2.25% federal funds rate at December 31, 2004. As short-term bond yields rose in concert with the Fed interest rate hikes, long-term bond yields actually declined as their prices, which move in the opposite direction, increased.

The rise in long-term bond prices came as somewhat of a surprise, as the economy generally continued to improve over the past six months. Gross domestic product growth was recently reported at 4% for the third quarter of 2004, up from 3.4% in the second quarter. Nevertheless, improvements in domestic business activity were offset by inflationary measures remaining in the 1.5% - 2% range.

The first of five Fed interest rate hikes came on June 30. Although investors believed the Fed would continue to increase its short-term interest rate target, the Fed clearly articulated its intention to take a "measured" approach to monetary tightening. This removed much of the earlier concern that the Fed might embark on a dramatic series of interest rate increases, and the prospect for a more moderate tightening sequence helped support higher long-term bond prices. The four subsequent Fed interest rate increases had limited market impact, as monthly U.S. employment gains remained modest. In addition, strong currency-related demand for U.S. Treasury issues from many foreign governments helped bolster fixed income bond prices. By the end of December 2004, long-term U.S. Treasury bond yields stood at 4.85%, a decline of 46 basis points over the past six months. The yield on the 10-year U.S. Treasury note fell 36 basis points to 4.24%. In contrast, the two-year Treasury yield increased 38 basis points to 3.08% at December 31, 2004.

While tax-exempt bond yields generally followed the same pattern as their taxable counterparts, yield volatility was more subdued than that seen in the U.S. Treasury market. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 30 basis points over the six months. As reported by Municipal Market Data, AAA-rated issues maturing in 30 years saw their yields decline 41 basis points to 4.61%, while yields on 10-year AAA-rated issues declined 43 basis points to 3.52%. At the shorter end, yields on two-year AAA-rated municipal bonds rose 12 basis points, while yields on three-year AAA-rated issues actually fell 17 basis points, resulting in a flatter yield curve in this area.

During the period, more than $170 billion in new long-term tax-exempt bonds was underwritten, a decline of nearly 7.5% versus the same six months a year ago. Supply of short-term municipal securities was limited during the period as well. The declining supply trend allowed tax-exempt bond prices to register significant gains over the period, performing similar to their taxable counterparts. New-issue municipal volume should be easily manageable in early 2005, continuing to support the tax-exempt market's favorable technical position.


LIMITED MATURITY PORTFOLIO

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2004, Limited Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +.61%, +.48%, +.48% and +.66%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 12 of this report to shareholders.) For the same period, the Portfolio's unmanaged benchmarks, the Lehman Brothers Municipal Bond 3-Year General Obligation Index and the Lehman Brothers Municipal Bond Index, had respective returns of +2.15% and +5.19%. The Portfolio's comparable Lipper category of Short Municipal Debt Funds recorded an average return of +1.26% for the six-month period. (Funds in the Short Municipal Debt Funds category invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years.)



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



A Discussion With Your Portfolio Managers (continued)


In general, the Portfolio has more limited investment parameters than its benchmarks. While the indexes, particularly the Lehman Brothers Municipal Bond Index, measure the performance of longer-dated, higher-yielding securities, the Portfolio is limited to a maximum average maturity of two years. As short-term interest rates remained near their historic lows, bonds on the longer end of the yield curve offered more attractive yields, putting the Portfolio at a relative disadvantage. Compared to its Lipper peers, the Portfolio's underweight exposure to three-year and four-year bonds detracted from performance as the yields on these bonds fell and the short end of the yield curve flattened.

The Fed's monetary tightening initiative has had the most significant impact on the short portion of the municipal yield curve, where the Portfolio invests. Overall, our strategy has been consistent during the past several periods, in anticipation of the upward trend in interest rates. Relative performance during the period reflected our defensive management strategy, as we remained focused on maintaining net asset value stability in the rising interest rate environment. Accordingly, we kept the Portfolio's duration - or sensitivity to changes in interest rates - at slightly above one year, shorter than the market average. At the same time, we kept the Portfolio's cash reserve position low in an effort to enhance yields for our shareholders.


What changes were made to the Portfolio during the period?

We did not make significant changes to the Portfolio or our strategy over the past six months. Based on our belief that short-term interest rates will continue to rise, we have been comfortable in allowing the Portfolio's duration to drift lower. This affords us the liquidity to reinvest at the most attractive levels. Having said that, we did take advantage of occasional opportunities to enhance short-term performance when bonds with attractive relative values became available.

Throughout the period, we maintained the Portfolio's underweighting in bonds with three-year and four-year maturities. This portion of the yield curve has flattened considerably, giving us little incentive to assume additional market risk for only an incremental pickup in yield. Finally, we continued to emphasize securities offering higher coupon income, as these have generally outperformed lower-coupon bonds in rising interest rate environments.


How would you characterize the Portfolio's position at the close of the period?

We believe the Portfolio is well positioned for rising interest rates. If it appears the Fed will take a more aggressive approach to future rate hikes than is currently expected, we would consider positioning the Portfolio even more defensively. This might entail increasing our cash position, among other steps. Such a strategy would enable us to reinvest proceeds in a higher-rate environment in addition to making the Portfolio more interest rate-sensitive at a more opportune time.


Peter J. Hayes
Vice President and Senior Portfolio Manager
January 18, 2005


Effective January 3, 2005, Merrill Lynch Municipal Bond Fund,
Inc. - Limited Maturity Portfolio changed its name to Merrill Lynch Municipal Bond Fund, Inc. - Short-Term Portfolio. The name change does not affect the Portfolio's investment objective or your individual holding. The Portfolio's management team, investment process and fund symbols remain the same.

We believe the new name better reflects the Portfolio's strategy of investing primarily in investment grade municipal bonds that have a maturity of less than four years or in municipal notes.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



INSURED PORTFOLIO


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2004, Insured Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +5.21%, +5.08%, +5.05% and +5.48%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 12 of this report to shareholders.) The Portfolio performed in line with its unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which returned +5.19% for the same period.

The Portfolio outperformed its comparable Lipper category of Insured Municipal Debt Funds, which had an average return of +4.72% for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment.) For the most part, we attribute the Portfolio's relative outperformance to our yield curve positioning and the competitive yield we have been able to achieve. Although the Portfolio was defensively structured with respect to interest rate sensitivity, we were underweight in bonds with maturities of less than 10 years. This contributed to relative performance as the yield curve flattened substantially during the period, causing shorter bonds to lose value while longer bonds increased in price.


What changes were made to the Portfolio during the period?

We maintained a focus on securities that we believed could offer our shareholders the best relative value in the insured municipal marketplace. To that end, we reduced the Portfolio's exposure to California tax-exempt bonds as their yields continued to approach their historical averages, making them less compelling investments. Profits were achieved from these sales. We added to our holdings in New Jersey and New York tax-exempt bonds, as increased supply served to weaken bond prices in both states, presenting an attractive buying opportunity.

In addition, we continued to shift our focus further out on the yield curve. Our observations revealed that the yield curve had steepened significantly between 15 years and 30 years, causing spreads to approach their historical highs. We sought to take advantage of this phenomenon by investing in bonds with slightly longer maturities, specifically between 23 years and 26 years.


How would you characterize the Portfolio's position at the close of the period?

The Portfolio is fully invested and defensively positioned in anticipation of higher long-term interest rates. We will continue to emphasize a competitive yield and the preservation of the Portfolio's net asset value. Although our recent restructuring activity has involved bonds with slightly longer maturities, our focus has been on premium-coupon bonds exhibiting defensive characteristics. We believe this approach should help insulate the Portfolio from the market volatility that may accompany a rise in interest rates.


Robert A. DiMella
Vice President and Senior Portfolio Manager
January 18, 2005


NATIONAL PORTFOLIO


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2004, National Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +5.08%, +4.82%, +4.69% and +5.12%, respectively.
(Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 12 of this report to shareholders.) Portfolio results for the period were in line with the +5.19% return of the benchmark Lehman Brothers Municipal Bond Index. Notably, the Portfolio outperformed its comparable Lipper category of General Municipal Debt Funds, which had an average return of +4.72% for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues in the top four credit-rating categories.)



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



A Discussion With Your Portfolio Managers (concluded)


We maintained a defensive market posture throughout the period in anticipation of rising long-term interest rates. Although that defensive positioning, including a shorter-than-average duration, results in slight underperformance during periods when interest rates fall, we believe it is the appropriate approach as the Fed continues on its mission to move short-term and long-term interest rates higher. Nevertheless, the Portfolio was able to provide competitive returns, in fact, outperforming its Lipper category average because of an above-average current yield.


What changes were made to the Portfolio during the period?

Throughout the past six months, we continued to emphasize a high level of tax-exempt income. We did not make any significant changes to the Portfolio's overall structure. We sought to maintain an above-average level of coupon income, with the average coupon in the Portfolio at 6.25%. The Portfolio remained fully invested throughout most of the six-month period. Given the strong demand for tax-exempt securities over the past several months, the yield penalty for holding cash reserves would have been far too severe.

Because we were concerned about the potential for interest rate volatility, we sought to protect the Fund's net asset value by keeping its duration below the industry average and investing only in bonds meeting our strict standards for credit quality. In general, purchasing and selling activity was minimal, a strategy that was more tax-efficient for our shareholders. The trades we did make tended to focus on swap transactions designed to improve the Portfolio's current yield.


How would you characterize the Portfolio's position at the close of the period?

We maintained our defensive positioning with respect to interest rates at period-end. Despite recent improvements in bond prices, we continue to believe that the prudent strategy is to protect the Portfolio's net asset value. Thus, we are not looking to "chase" the current market rally by purchasing more interest rate-sensitive securities.

With interest rates still near their historic lows, a number of municipalities have called back debt issued in higher interest rate environments. For the Portfolio, this has resulted in a year-end cash position of 3.5% of net assets. The challenge in the period ahead is to reinvest these assets on the long end of the tax-exempt yield curve while avoiding sectors of lower-rated securities where credit spread tightening has removed value. As we pursue this goal, we also want to avoid extending the Portfolio's duration, given our concerns about the future direction of interest rates.


Walter C. O'Connor
Vice President and Senior Portfolio Manager
January 18, 2005



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee) for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years for Insured and National Portfolios. Limited Maturity Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within three years of purchase. AllClass B Shares purchased prior to December 1, 2002 will maintain the four-year schedule and one-year schedule, respectively. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. Limited Maturity Portfolio is subject to a distribution fee of 0.20% per year and an account maintenance fee of 0.15% per year. All three classes of shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year for Insured and National Portfolios. Limited Maturity Portfolio is subject to a distribution fee of 0.20% per year and an account maintenance fee of 0.15% per year. In addition, Class C Shares for all three Portfolios are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser reimbursed a portion of its management fee. Without such reimbursement, performance would have been lower.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Performance Data (continued)

Recent Performance Results*

                                                        6-Month           12-Month          10-Year       Standardized
As of December 31, 2004                               Total Return      Total Return      Total Return    30-day Yield
Limited Maturity Portfolio Class A Shares                +0.61%            +0.63%            +42.36%          1.72%
Limited Maturity Portfolio Class B Shares                +0.48             +0.37             +38.60           1.48
Limited Maturity Portfolio Class C Shares                +0.48             +0.46             +37.90           1.48
Limited Maturity Portfolio Class I Shares                +0.66             +0.73             +43.63           1.82
Insured Portfolio Class A Shares                         +5.21             +4.33             +83.11           3.69
Insured Portfolio Class B Shares                         +5.08             +3.80             +74.06           3.34
Insured Portfolio Class C Shares                         +5.05             +3.75             +73.19           3.29
Insured Portfolio Class I Shares                         +5.48             +4.72             +87.92           3.93
National Portfolio Class A Shares                        +5.08             +5.34             +90.57           3.79
National Portfolio Class B Shares                        +4.82             +4.80             +81.16           3.45
National Portfolio Class C Shares                        +4.69             +4.65             +80.09           3.40
National Portfolio Class I Shares                        +5.12             +5.50             +95.15           4.04
Lehman Brothers 3-Year General Obligation Bond Index++   +2.15             +1.92             +62.25            --
Lehman Brothers Municipal Bond Index++++                 +5.19             +4.48             +97.78            --


   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Cumulative total investment returns are based on changes in net asset values for the periods shown,  and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

  ++ This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.

++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Performance Data (continued)


Average Annual Total Return--Limited Maturity Portfolio



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/04                  +0.63%           -0.38%
Five Years Ended 12/31/04                +3.16            +2.95
Ten Years Ended 12/31/04                 +3.59            +3.49

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/04                  +0.37%           -0.62%
Five Years Ended 12/31/04                +2.87            +2.87
Ten Years Ended 12/31/04                 +3.32            +3.32

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/04                  +0.46%           -0.53%
Five Years Ended 12/31/04                +2.87            +2.87
Ten Years Ended 12/31/04                 +3.27            +3.27

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/04                  +0.73%           -0.28%
Five Years Ended 12/31/04                +3.24            +3.03
Ten Years Ended 12/31/04                 +3.69            +3.58

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.



Average Annual Total Return--Insured Portfolio


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/04                  +4.33%           +0.15%
Five Years Ended 12/31/04                +6.99            +6.12
Ten Years Ended 12/31/04                 +6.24            +5.80

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/04                  +3.80%           -0.19%
Five Years Ended 12/31/04                +6.45            +6.14
Ten Years Ended 12/31/04                 +5.70            +5.70

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/04                  +3.75%           +2.75%
Five Years Ended 12/31/04                +6.40            +6.40
Ten Years Ended 12/31/04                 +5.65            +5.65

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/04                  +4.72%           +0.53%
Five Years Ended 12/31/04                +7.26            +6.38
Ten Years Ended 12/31/04                 +6.51            +6.08

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Performance Data (concluded)


Average Annual Total Return--National Portfolio


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/04                  +5.34%           +1.12%
Five Years Ended 12/31/04                +7.43            +6.56
Ten Years Ended 12/31/04                 +6.66            +6.23

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/04                  +4.80%           +0.80%
Five Years Ended 12/31/04                +6.89            +6.58
Ten Years Ended 12/31/04                 +6.12            +6.12

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/04                  +4.65%           +3.65%
Five Years Ended 12/31/04                +6.84            +6.84
Ten Years Ended 12/31/04                 +6.06            +6.06

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/04                  +5.50%           +1.28%
Five Years Ended 12/31/04                +7.70            +6.82
Ten Years Ended 12/31/04                 +6.91            +6.48

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Portfolio Information as of December 31, 2004


Distribution by Market Sector


                                               Percent of
                                                 Total
Limited Maturity Portfolio                    Investments

Other Revenue Bonds                              50.2%
General Obligation and Tax Revenue Bonds         42.5
Prerefunded Bonds                                 7.3


                                               Percent of
                                                 Total
Insured Portfolio                             Investments

Other Revenue Bonds                              71.0%
General Obligation & Tax Revenue Bonds           26.7
Prerefunded Bonds*                                2.3

* Backed by escrow fund.


                                               Percent of
                                                 Total
National Portfolio                            Investments

Other Revenue Bonds                              74.8%
General Obligation Bonds                         16.6
Prerefunded Bonds                                 8.6



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table of each Portfolio provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table of each Portfolio provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                                                 Ending         During the Period*
                                                          Beginning          Account Value       July 1, 2004 to
                                                        Account Value        December 31,          December 31,
Limited Maturity Portfolio                               July 1, 2004             2004                 2004
Actual

Class A                                                     $1,000             $1,006.10              $2.76
Class B                                                     $1,000             $1,004.80              $4.09
Class C                                                     $1,000             $1,004.80              $4.09
Class I                                                     $1,000             $1,006.60              $2.25

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000             $1,022.73              $2.78
Class B                                                     $1,000             $1,021.40              $4.12
Class C                                                     $1,000             $1,021.40              $4.12
Class I                                                     $1,000             $1,023.24              $2.27

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.54% for Class A, .80% for Class B, .80% for Class C and .44% for Class I), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Disclosure of Expenses (concluded)
                                                                                                  Expenses Paid
                                                                                 Ending         During the Period*
                                                          Beginning          Account Value       July 1, 2004 to
                                                        Account Value         December 31,         December 31,
Insured Portfolio                                        July 1, 2004             2004                 2004
Actual

Class A                                                     $1,000             $1,052.10              $3.66
Class B                                                     $1,000             $1,050.80              $6.32
Class C                                                     $1,000             $1,050.50              $6.58
Class I                                                     $1,000             $1,054.80              $2.36

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000             $1,021.91              $3.61
Class B                                                     $1,000             $1,019.31              $6.23
Class C                                                     $1,000             $1,019.06              $6.48
Class I                                                     $1,000             $1,023.19              $2.32

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.70% for Class A, 1.21% for Class B, 1.26% for Class C and .45% for Class I), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


                                                                                                  Expenses Paid
                                                                                 Ending         During the Period*
                                                          Beginning          Account Value       July 1, 2004 to
                                                        Account Value         December 31,         December 31,
National Portfolio                                       July 1, 2004             2004                 2004
Actual

Class A                                                     $1,000             $1,050.80              $4.44
Class B                                                     $1,000             $1,048.20              $7.10
Class C                                                     $1,000             $1,046.90              $7.35
Class I                                                     $1,000             $1,051.20              $3.14

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000             $1,021.15              $4.38
Class B                                                     $1,000             $1,018.55              $6.99
Class C                                                     $1,000             $1,018.29              $7.25
Class I                                                     $1,000             $1,022.42              $3.09

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.85% for Class A, 1.36% for Class B, 1.41% for Class C and .60% for Class I), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments                                                    Limited Maturity Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
Arizona--5.8%          $ 4,000   Arizona State University, COP, Refunding, 4% due 7/01/2006 (d)                   $   4,103
                         4,000   Central Arizona, Water Conservation District, Contract Revenue Refunding
                                 Bonds (Central Arizona Project), Series A, 5.40% due 11/01/2005                      4,111
                                 Maricopa County, Arizona, Pollution Control Corporation, PCR, VRDN, Refunding
                                 (Arizona Public Service Company) (b):
                         2,500       Series C, 1.95% due 3/01/2005                                                    2,498
                         4,000       Series E, 1.875% due 3/01/2005                                                   3,994
                         8,640   Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue Bonds,
                                 Junior Lien, 5.90% due 7/01/2006 (a)                                                 9,112
                                 Salt River Project, Arizona, Agriculture Improvement and Power District,
                                 Electric System Revenue Refunding Bonds (Salt River Project):
                         6,710       Series A, 5.25% due 1/01/2006                                                    6,915
                           890       Series B, 7% due 1/01/2005                                                         890
                         1,455       Series B, 7% due 1/01/2005 (g)                                                   1,455

Arkansas--1.0%                   Fayetteville, Arkansas, Sales and Use Tax Capital Improvement, Special
                                 Assessment Bonds:
                         1,970       4% due 12/01/2005                                                                2,005
                         2,115       4% due 12/01/2006                                                                2,182
                         1,500   Little Rock, Arkansas, GO, Refunding (Capital Improvement), 4% due 4/01/2006 (e)     1,532

California--3.0%         3,165   California Pollution Control Financing Authority, PCR (Southern California
                                 Edison Company), VRDN, Series B, 2% due 3/01/2006 (b)                                3,133
                        10,000   California Statewide Communities Development Authority Revenue Bonds
                                 (Kaiser Permanente), VRDN, Series C, 3.70% due 6/01/2005 (b)                        10,067
                         3,750   Natomas, California, Unified School District, COP (Natomas High School
                                 Project), 2.50% due 2/01/2028 (c)                                                    3,752

Colorado--0.9%           5,000   Denver, Colorado, City and County Airport Revenue Refunding Bonds, AMT,
                                 Series A, 5.25% due 11/15/2006 (f)                                                   5,257

Connecticut--1.0%        2,700   Connecticut State, GO, Refunding, Series C, 4% due 12/15/2005                        2,751
                         2,630   Waterbury, Connecticut, GO, Refunding, 4% due 2/01/2005 (h)                          2,634

Delaware--0.7%           4,125   Delaware State, GO, Series A, 5% due 1/01/2006                                       4,246

Florida--0.7%            1,000   Florida State Board of Education, Capital Outlay, GO (Public Education),
                                 Series B, 5.625% due 6/01/2005                                                       1,015
                         2,500   Florida State Board of Education, Lottery Revenue Bonds, Series B, 5.25%
                                 due 7/01/2005 (f)                                                                    2,541
                           400   Hillsborough County, Florida, Aviation Authority, Revenue Refunding Bonds
                                 (Tampa International Airport), AMT, Series A, 5% due 10/01/2005 (c)                    409

Georgia--4.8%            5,000   Coweta County, Georgia, School District, GO, Sales Tax, 4.50% due 8/01/2005          5,073
                         2,550   Georgia State, GO, Refunding, Series A, 6.25% due 3/01/2006                          2,670
                         4,360   Georgia State, GO, Series B, 4.50% due 5/01/2006                                     4,496
                                 Gwinnett County, Georgia, School District, GO, Refunding:
                         4,000       4% due 2/01/2005                                                                 4,007
                         1,000       4.50% due 2/01/2006                                                              1,026
                         4,680   Henry County, Georgia, GO, 4% due 7/01/2006                                          4,804
                         5,000   Henry County, Georgia, School District, GO, 5% due 4/01/2007 (f)                     5,299


Portfolio Abbreviations


To simplify the listings of Merrill Lynch Municipal Bond Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
CARS       Complementary Auction Rate Securities
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
FHA        Federal Housing Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Boards
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
TRAN       Tax Revenue Anticipation Notes
VRDN       Variable Rate Demand Notes



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                        Limited Maturity Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
Hawaii--0.6%           $ 3,505   Hawaii State Highway, Revenue Refunding Bonds, 3% due 7/01/2005 (e)              $   3,522

Illinois--3.2%           4,000   Chicago, Illinois, Transit Authority, Capital Grant Receipts Revenue Bonds
                                 (Federal Transit Administration Section 5307 Formula Funds), Series A, 4%
                                 due 6/01/2006 (c)                                                                    4,097
                         7,000   Illinois Development Finance Authority, PCR, Refunding (Commonwealth Edison
                                 Company Project), Series A, 4.40% due 12/01/2006 (c)                                 7,248
                         3,740   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax
                                 Revenue Refunding Bonds, Series A, 6% due 12/15/2006 (c)                             4,002
                                 University of Illinois, COP (Utility Infrastructure Projects), Refunding (c):
                         1,065       4% due 8/15/2005                                                                 1,078
                         2,000       5% due 8/15/2006                                                                 2,086

Indiana--0.8%            4,300   Indiana State Development Finance Authority, PCR, Refunding (Southern Indiana
                                 Gas & Electric), AMT, Series C, 5% due 3/01/2006 (c)                                 4,392

Iowa--2.2%                       Ankeny, Iowa, GO, BAN:
                         6,920       Series C, 1.50% due 6/01/2005                                                    6,925
                         5,775       Series D, 2% due 12/01/2005                                                      5,773

Kansas--3.5%            20,229   Unified Government of Wyandotte County and Kansas City, Kansas, GO
                                 (Municipal Temporary Notes), Series I, 1.35% due 4/01/2005                          20,183

Louisiana--0.7%          4,000   Orleans Parish, Louisiana, School Board, GO, 7.50% due 9/01/2005 (a)(f)              4,144

Maryland--2.0%          10,000   Maryland State, GO, Refunding, 5% due 2/01/2007                                     10,574
                         1,050   Maryland State Health and Higher Educational Facilities Authority, Revenue
                                 Refunding Bonds (Lifebridge Health), Series A, 4% due 7/01/2006                      1,075

Massachusetts--2.7%     15,070   New England Education Loan Marketing Corporation, Massachusetts, Student Loan
                                 Revenue Refunding Bonds, AMT, Series A, 5.70% due 7/01/2005                         15,335

Michigan--5.1%           5,000   Detroit, Michigan, Economic Development Corporation, Resource Recovery
                                 Revenue Refunding Bonds, AMT, Series A, 3.80% due 5/01/2005 (c)                      5,030
                        32,750   Huron Valley, Michigan, School District, GO, 6.535%* due 5/01/2006 (a)(f)           11,668
                                 Michigan Municipal Bond Authority Revenue Bonds:
                         1,000       (Local Government Loan Program), Series C, 4% due 5/01/2006                      1,023
                         6,890       (Pooled Project), Series B, 5.625% due 4/01/2006 (a)                             7,314
                                 Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Oakwood
                                 Obligated Group):
                         2,000       5% due 11/01/2005                                                                2,039
                         2,000       5% due 11/01/2006                                                                2,081

Minnesota--2.5%          8,315   Minneapolis, Minnesota, Revenue Bonds (Minneapolis Society of Fine Arts),
                                 VRDN, 1.75% due 10/14/2015 (b)                                                       8,306
                         6,000   Minnesota State Housing Finance Agency Revenue Bonds (Residential Housing
                                 Finance), Series D, 1.40% due 7/21/2005                                              5,978

Missouri--2.3%           3,980   Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, AMT, 5%
                                 due 4/01/2007 (c)                                                                    4,191
                         4,000   Kansas City, Missouri, School District, Building Revenue Refunding Bonds,
                                 Series A, 5% due 2/01/2006 (f)                                                       4,121
                         5,000   Missouri State Public Utilities Commission, Interim Construction Notes, 2.75%
                                 due 10/01/2005                                                                       5,019

New Jersey--3.2%                 Jersey City, New Jersey, GO, Refunding:
                         4,550       (Public Improvement), Series A, 4% due 9/01/2007 (d)                             4,741
                         4,680       (Real Property Tax Appeal), Series A, 2.50% due 1/07/2005                        4,680
                         3,000   New Jersey EDA, Market Transition Facility, Revenue Refunding Bonds, Senior
                                 Lien, Series A, 5% due 7/01/2006 (d)                                                 3,122
                         5,000   New Jersey State Transit Corporation, COP, 6.50% due 4/01/2007 (a)(e)                5,506

New Mexico--4.5%         6,645   New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds,
                                 Series C, 4% due 6/01/2006 (c)                                                       6,810
                         5,000   New Mexico State Severance Tax Refunding Bonds, Series A, 5% due 7/01/2005           5,075
                         3,595   Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series A,
                                 6% due 5/15/2006 (a)(e)                                                              3,779
                        10,000   San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Subordinate
                                 Series A, 2.50% due 8/15/2005                                                       10,026

New York--5.6%           5,000   Metropolitan Transportation Authority, New York, Service Contract Revenue
                                 Bonds, Series B, 5.25% due 7/01/2006                                                 5,214
                         7,500   Monroe County, New York, BAN, 4% due 7/28/2005                                       7,558
                         7,000   New York City, New York, GO, Refunding, Series G, 5% due 8/01/2005                   7,119
                         7,805   New York State Dormitory Authority, City University System Consolidated
                                 Revenue Refunding Bonds (Fourth General Resolution), Series A, 5% due 7/01/2006      8,099
                         4,000   Suffolk County, New York, IDA, Southwest Sewer System Revenue Refunding
                                 Bonds, 4% due 2/01/2006 (h)                                                          4,074


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                        Limited Maturity Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
North Carolina--5.0%   $ 6,100   North Carolina State, GO, Refunding, 4% due 3/01/2007                            $   6,330
                        10,900   North Carolina State, Highway Improvements, GO, 3% due 5/01/2006                    11,027
                         5,000   North Carolina State, Public School Building, GO, 4.60% due 4/01/2006                5,154
                         6,085   Wake County, North Carolina, GO, Refunding, 4% due 3/01/2007                         6,315

Ohio--1.8%                       Ohio State, Highway Capital Improvement, GO:
                         5,375       Series C, 4.75% due 5/01/2005                                                    5,426
                         4,850       Series F, 5% due 5/01/2005                                                       4,900

Oklahoma--1.1%             630   Midwest City, Oklahoma, Municipal Authority, Capital Improvement Revenue Bonds,
                                 4.55% due 6/01/2005 (e)(g)                                                             637
                         3,040   Oklahoma City, Oklahoma, Airport Trust Revenue Refunding Bonds, Junior Lien,
                                 AMT, 28th Series, 4% due 7/01/2005 (d)                                               3,069
                         2,500   Oklahoma Development Finance Authority Revenue Bonds (Conoco Project), VRDN,
                                 AMT, Series B, 2.17% due 8/01/2037 (b)                                               2,500

Oregon--0.4%             2,385   Tri-County, Oregon, Metropolitan Transportation District Revenue Bonds,
                                 Series A, 5.25% due 8/01/2005                                                        2,430

Pennsylvania--2.3%       9,620   Allegheny County, Pennsylvania, Port Authority, Subordinate Lien Special
                                 Revenue Transportation Bonds, 5.375% due 6/01/2006 (d)                              10,045
                         3,000   Midway Sewerage Authority, Pennsylvania, Revenue Notes, 2% due 12/01/2005            2,991

Rhode Island--2.3%       2,500   Rhode Island Housing and Mortgage Finance Corporation, Homeowner Opportunity
                                 Revenue Bonds, AMT, Series 41-C, 3.375% due 11/01/2005                               2,521
                        10,000   Rhode Island State Economic Development Corporation, Grant Anticipation Bonds
                                 (Rhode Island Department of Transportation), 5% due 6/15/2006                       10,386

South Carolina--0.8%     3,565   Beaufort County, South Carolina, School District, GO, Refunding, Series C, 5%
                                 due 4/01/2007                                                                        3,780
                           500   South Carolina State Highway, GO, Series B, 5.25% due 4/01/2005                        504

Tennessee--0.7%          3,815   Hamilton County, Tennessee, GO, Refunding, 4% due 10/01/2005 (f)                     3,872

Texas--12.4%             3,310   Corpus Christi, Texas, GO (General Improvement), Refunding, Series A, 5% due
                                 3/01/2006 (e)                                                                        3,412
                         1,250   Dallas County, Texas, Community College District, GO (Maintenance Tax Notes),
                                 5% due 2/15/2008                                                                     1,343
                         6,000   Dallas, Texas, Airport Revenue Bonds, 5% due 4/01/2007 (c)                           6,335
                         1,000   El Paso, Texas, Airport Revenue Refunding Bonds (El Paso International Airport),
                                 AMT, 4% due 8/15/2005 (e)                                                            1,012
                         8,180   Gulf Coast Waste Disposal Authority, Texas, PCR (Amoco Oil Company Project),
                                 2% due 10/01/2006                                                                    8,130
                        14,000   Matagorda County, Texas, Navigation District No. 1, PCR (Central Power and
                                 Light Company), Refunding, Series A, 4.55% due 11/01/2006                           14,425
                         4,000   Texas A & M University, Financing System Revenue Refunding Bonds, 4.65% due
                                 5/15/2006                                                                            4,128
                        10,025   Texas Public Finance Authority, Capital Appreciation Building Revenue Refunding
                                 Bonds, 2.45%* due 8/01/2006 (d)(g)                                                   9,662
                         3,000   Texas Water Development Board Revenue Bonds (State Revolving Fund), Senior Lien,
                                 Series A, 6% due 7/15/2006                                                           3,168
                         4,000   Trinity River Authority, Texas, Regional Wastewater System Revenue Refunding
                                 Bonds, 5% due 8/01/2006 (d)                                                          4,169
                         4,950   University of Houston, Texas, University Revenue Refunding Bonds, Series B,
                                 5% due 2/15/2005 (e)                                                                 4,968
                        10,000   Weatherford, Texas, Independent School District, GO, Series A, 2.50% due
                                 8/01/2005                                                                           10,003

Virginia--3.1%           7,000   Amelia County, Virginia, IDA, Solid Waste Disposal Revenue Refunding Bonds
                                 (Waste Management Project), AMT, 4.90% due 4/01/2005                                 7,035
                         6,875   Louisa, Virginia, IDA, Solid Waste and Sewer Disposal Revenue Bonds (Virginia
                                 Electric and Power Company Project), AMT, Series A, 2.35% due 4/01/2007              6,760
                         3,900   Virginia State Public School Authority, School Financing, GO, Series B, 4%
                                 due 8/01/2005                                                                        3,946

Washington--5.1%         3,345   King County, Washington, GO, Refunding, 5% due 12/01/2005                            3,434
                         2,180   Seattle, Washington, GO, 5% due 8/01/2006                                            2,274
                                 Seattle, Washington, GO, Refunding and Improvement:
                         5,000       4% due 8/01/2005                                                                 5,059
                         3,455       4% due 8/01/2006                                                                 3,550
                         2,180   Seattle, Washington, GO, Refunding, Series A, 5.25% due 3/01/2005                    2,192
                         7,195   Washington State, GO, Series B and AT-7, 6.10% due 6/01/2006                         7,576
                         5,000   Washington State Public Power Supply System, Revenue Refunding Bonds
                                 (Nuclear Project Number 1), Series A, 6% due 7/01/2005 (c)                           5,098

West Virginia--0.4%      2,230   West Virginia State Building Commission Revenue Bonds, Series A, 5.50% due
                                 7/01/2006 (d)                                                                        2,336

Wisconsin--3.0%          4,800   Racine, Wisconsin, Waterworks System, BAN, 2.125% due 9/01/2005                      4,801
                        11,795   Wisconsin State, GO, Series C, 4% due 5/01/2006                                     12,066


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (concluded)                                        Limited Maturity Portfolio        (In Thousands)

                          Face
                        Amount   Municipal Bonds                                                                   Value
Puerto Rico--3.3%                Puerto Rico Commonwealth Highway and Transportation Authority, Highway
                                 Revenue Refunding Bonds, Series AA:
                       $13,505       5% due 7/01/2005                                                             $  13,704
                         5,000       5% due 7/01/2006                                                                 5,196

                                 Total Municipal Bonds (Cost--$563,672)--98.5%                                      562,653


                        Shares
                          Held   Short-Term Securities

                         7,204   Merrill Lynch Institutional Tax-Exempt Fund (i)                                      7,204

                                 Total Short-Term Securities (Cost--$7,204)--1.3%                                     7,204

                      Total Investments (Cost--$570,876**)--99.8%                                                   569,857
                      Other Assets Less Liabilities--0.2%                                                             1,205
                                                                                                                  ---------
                      Net Assets--100.0%                                                                          $ 571,062
                                                                                                                  =========

(a) Prerefunded.

(b) Security has a maturity of more than one year, but has variable rate and demand features that qualify it as a short-term security.
    The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(c) AMBAC Insured.

(d) MBIA Insured.

(e) FSA Insured.

(f) FGIC Insured.

(g) Escrowed to maturity.

(h) XL Capital Insured.

(i) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                     (in Thousands)

                                              Net          Dividend
    Affiliate                               Activity        Income

    Merrill Lynch Institutional
    Tax-Exempt Fund                         (9,610)          $127


  * Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

 ** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

    Aggregate cost                                   $      570,876
                                                     ==============
    Gross unrealized appreciation                    $          895
    Gross unrealized depreciation                           (1,914)
                                                     --------------
    Net unrealized depreciation                      $      (1,019)
                                                     ==============

    See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments                                                             Insured Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
Alabama--2.3%                    Alabama Water Pollution Control Authority Revenue Bonds (b):
                       $ 3,020       5.75% due 8/15/2018                                                        $     3,393
                         1,585       Revolving Fund Loan, Series A, 6.75% due 8/15/2005 (a)                           1,631
                        10,000   Lauderdale County and Florence, Alabama, Health Care Authority, Revenue
                                 Refunding Bonds (Coffee Health Group), Series A, 6% due 7/01/2029 (e)               11,373
                         7,000   University of Alabama, University Revenue Bonds (Birmingham), 6% due
                                 10/01/2020 (g)                                                                       7,880

Arkansas--1.1%                   University of Arkansas, University Revenue Bonds (Various Facilities,
                                 Fayetteville Campus) (g):
                         6,060       5.50% due 12/01/2021                                                             6,795
                         5,000       5% due 12/01/2027                                                                5,155

California--19.8%       19,000   California Pollution Control Financing Authority, PCR, Refunding
                                 (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (e)                   20,534
                         2,075   California State Department of Veteran Affairs, Home Purpose Revenue
                                 Refunding Bonds, Series A, 5.35% due 12/01/2027 (b)                                  2,161
                                 California State Department of Water Resources, Power Supply Revenue Bonds,
                                 Series A:
                        12,000       5.375% due 5/01/2017 (f)                                                        13,306
                        10,250       5.375% due 5/01/2021 (e)                                                        11,235
                         6,385       5.375% due 5/01/2022 (e)                                                         6,981
                         3,500   California State Economic Recovery Bonds, GO, Series A, 5.25% due 7/01/2014 (g)      3,976
                                 Golden State Tobacco Securitization Corporation of California, Tobacco
                                 Settlement Revenue Bonds, Series B (g):
                        23,200       5.375% due 6/01/2028                                                            24,450
                         5,000       5.50% due 6/01/2033                                                              5,431
                                 Industry, California, Urban Development Agency, Tax Allocation Bonds,
                                 Series 1-B (e):
                         5,645       5% due 5/01/2020                                                                 6,039
                         6,000       5% due 5/01/2021                                                                 6,380
                        26,085   Los Angeles, California, Community College District, GO, Series A, 5.50%
                                 due 8/01/2019 (e)                                                                   29,177
                         5,000   Los Angeles, California, GO, Series A, 5% due 9/01/2019 (e)                          5,366
                                 Los Angeles, California, Unified School District, GO:
                        24,465       (Election of 1997), Series F, 5% due 1/01/2028 (g)                              25,374
                        13,800       Series A, 5% due 1/01/2028 (e)                                                  14,312
                         8,965   Modesto, California, Schools Infrastructure Financing Agency, Special Tax
                                 Bonds, 5.50% due 9/01/2036 (b)                                                       9,743
                         6,440   Palm Springs, California, Financing Authority, Lease Revenue Refunding Bonds
                                 (Convention Center Project), Series A, 5.50% due 11/01/2035 (e)                      7,071
                        11,685   Rialto, California, Unified School District, GO, Series A, 6.24%* due
                                 6/01/2025 (g)                                                                        4,162
                         5,075   Sacramento, California, Unified School District, GO (Election of 1999),
                                 Series B, 5% due 7/01/2026 (g)                                                       5,268
                         8,390   San Joanquin Hills, California, Transportation Corridor Agency, Toll Road
                                 Revenue Refunding Bonds, Series A, 5.28%* due 1/15/2024 (e)                          3,228
                         2,755   Tahoe Truckee, California, Unified School District, GO (School Facilities
                                 Improvement District Number 2), Series A, 5.25% due 8/01/2029 (e)                    2,923
                         5,400   Tamalpais, California, Union High School District, GO (Election of 2001),
                                 5% due 8/01/2028 (i)                                                                 5,583

Colorado--5.6%          19,250   Aurora, Colorado, COP, 6% due 12/01/2025 (b)                                        21,834
                        31,160   Denver, Colorado, City and County Airport Revenue Refunding Bonds, RIB,
                                 Series 153, 9.971% due 11/15/2025 (d)(e)                                            33,915
                         4,000   Logan County, Colorado, Justice Center Finance Corporation, COP, 5.50%
                                 due 12/01/2020 (e)                                                                   4,475

Florida--2.2%            5,500   Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25% due
                                 10/01/2026 (g)                                                                       5,807
                        15,000   Escambia County, Florida, Health Facilities Authority, Health Facility
                                 Revenue Bonds (Florida Health Care Facility Loan), 5.95% due 7/01/2020 (b)          15,272
                         2,240   West Coast Regional Water Supply Authority, Florida, Capital Improvement
                                 Revenue Bonds, 10.40% due 10/01/2010 (a)(b)                                          2,910

Georgia--3.5%                    Georgia Municipal Electric Authority, Power Revenue Bonds, Series Y (b):
                         8,510       6.40% due 1/01/2013                                                             10,016
                           490       6.40% due 1/01/2013 (c)                                                            583
                        20,000   Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                 Series EE, 7% due 1/01/2025 (b)                                                     26,934

Hawaii--1.0%            10,170   Honolulu, Hawaii, City and County GO, Refunding, Series B, 5% due 7/01/2009 (e)     11,137



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                 Insured Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
Illinois--3.5%                   Chicago, Illinois, O'Hare International Airport Revenue Bonds, 3rd Lien,
                                 AMT, Series B-2:
                       $ 9,215       5.75% due 1/01/2024 (i)                                                    $    10,117
                        17,690       6% due 1/01/2027 (e)                                                            19,747
                         6,800   Illinois State, GO, 5.75% due 5/01/2021 (e)                                          7,212

Kansas--0.5%             5,145   Manhattan, Kansas, Hospital Revenue Bonds (Mercy Health Center), 5.50% due
                                 8/15/2020 (i)                                                                        5,724

Kentucky--0.3%           2,490   Knox County, Kentucky, GO, Series B, 5.625% due 6/01/2036 (f)                        2,756

Louisiana--1.0%         10,250   Louisiana Public Facilities Authority, FHA-Insured Mortgage Revenue Refunding
                                 Bonds (Baton Rouge General Medical Center Project), 5.25% due 7/01/2033 (e)         10,718

Maryland--0.5%           4,400   Maryland State Health and Higher Educational Facilities Authority Revenue
                                 Bonds (University of Maryland Medical System), Series B, 7% due 7/01/2022 (g)        5,799

Massachusetts--3.1%      4,000   Massachusetts State HFA, Rental Housing Mortgage Revenue Bonds, AMT,
                                 Series C, 5.60% due 1/01/2045 (i)                                                    4,130
                                 Massachusetts State Special Obligation Dedicated Tax Revenue Bonds (g):
                         4,750       5.25% due 1/01/2025                                                              5,128
                        10,000       5.25% due 1/01/2026                                                             10,749
                        12,250       5.25% due 1/01/2027                                                             13,111

Michigan--2.7%           4,305   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series B, 6.15%
                                 due 10/01/2015 (e)                                                                   4,423
                                 Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds:
                        13,145       (Detroit Edison Company Project), AMT, Series A, 5.50% due 6/01/2030 (f)        13,893
                        10,000       (Detroit Edison Company), Series AA, 6.40% due 9/01/2025 (e)                    10,453

Minnesota--1.5%          5,860   Delano, Minnesota, Independent School District Number 879, GO, Series A,
                                 5.875% due 2/01/2025 (i)                                                             6,661
                                 Sauk Rapids, Minnesota, Independent School District Number 047, GO, Series A (e):
                         3,735       5.65% due 2/01/2020                                                              4,193
                         4,440       5.70% due 2/01/2021                                                              5,000

Mississippi--1.2%        1,320   Harrison County, Mississippi, Wastewater Management District Revenue Refunding
                                 Bonds (Wastewater Treatment Facilities), Series A, 8.50% due 2/01/2013 (g)           1,775
                        10,000   Mississippi Hospital Equipment and Facilities Authority Revenue Bonds (Forrest
                                 County General Hospital Project), 6% due 1/01/2030 (i)                              11,188

Missouri--2.2%                   Kansas City, Missouri, Airport Revenue Refunding and Improvement Bonds,
                                 Series A (e):
                        12,990       5.50% due 9/01/2013                                                             14,158
                         9,000       5.50% due 9/01/2014                                                              9,809

Nevada--6.2%                     Clark County, Nevada, IDR, AMT, Series A:
                        10,000       (Power Company Project), 6.70% due 6/01/2022 (g)                                10,259
                         9,575       (Southwest Gas Corporation Project), 5.25% due 7/01/2034 (b)                     9,875
                        45,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific Power
                                 Company), AMT, 6.65% due 6/01/2017 (e)                                              46,688

New Jersey--6.8%         6,810   Cape May County, New Jersey, Industrial Pollution Control Financing Authority
                                 Revenue Refunding Bonds (Atlantic City Electric Company Project), Series A,
                                 6.80% due 3/01/2021 (e)                                                              8,916
                                 Garden State Preservation Trust of New Jersey (i):
                         3,125       Open Space and Farmland Preservation Revenue Bonds, Series A, 5.80% due
                                     11/01/2021 (k)                                                                   3,500
                         8,310       Open Space and Farmland Preservation Revenue Bonds, Series A, 5.80% due
                                     11/01/2022 (k)                                                                   9,289
                         4,340       Open Space and Farmland Preservation Revenue Bonds, Series A, 5.80% due
                                     11/01/2023 (k)                                                                   4,830
                        23,000       Revenue Bonds, Series B, 5.17%* due 11/01/2024                                   8,874
                        23,000   New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5.25% due
                                 7/01/2033 (e)                                                                       24,505
                        12,500   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI Corporation),
                                 RIB, Series 371, 10.43% due 10/01/2022 (b)(d)                                       13,083

New York--11.2%         10,000   Metropolitan Transportation Authority, New York, Service Contract Revenue
                                 Bonds, Series B, 5.50% due 1/01/2013 (e)                                            11,438
                        12,075   New York City, New York, City Municipal Water Finance Authority, Water and
                                 Sewer System Revenue Bonds, RIB, Series 158, 9.267% due 6/15/2026 (d)(e)            13,540
                                 New York City, New York, GO:
                        11,500       Series C, 5.625% due 3/15/2018 (f)                                              12,981
                        21,000       Series I, 6% due 4/15/2007 (a)(i)                                               22,774


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                 Insured Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
New York               $ 5,155   New York City, New York, GO, Refunding, Series G, 5.75% due 2/01/2006 (a)(i)   $     5,420
(concluded)             11,600   New York City, New York, Sales Tax Asset Receivable Corporation Revenue
                                 Bonds, Series A, 5.25% due 10/15/2027 (b)                                           12,472
                         9,190   New York State Dormitory Authority Revenue Bonds (School Districts Financing
                                 Program), Series D, 5.25% due 10/01/2023 (e)                                        10,007
                           365   New York State Dormitory Authority, Revenue Refunding Bonds, Series A,
                                 5.75% due 8/15/2022 (e)                                                                395
                         4,110   New York State Urban Development Corporation, Personal Income Tax Revenue
                                 Bonds (State Facilities), Series A-1, 5.25% due 3/15/2034 (g)                        4,358
                             5   Niagara Falls, New York, GO, Public Improvement, 6.90% due 3/01/2024 (e)                 5
                        25,000   Tobacco Settlement Financing Corporation of New York Revenue Bonds,
                                 Series A-1, 5.25% due 6/01/2022 (b)                                                 26,890

North Carolina--0.3%     3,370   North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 14-A, 5.35%
                                 due 1/01/2022 (b)                                                                    3,514

North Dakota--0.4%       3,810   North Dakota State, HFA, Revenue Bonds (Housing Finance Program), Series C,
                                 5.30% due 7/01/2022 (b)                                                              3,948

Ohio--0.1%               1,075   Ohio State Water Development Authority, Pollution Control Facilities
                                 Revenue Bonds (Water Control Loan Fund--Water Quality Series), 5.50% due
                                 12/01/2007 (a)(e)                                                                    1,180

Oklahoma--0.7%           6,385   Oklahoma State IDR, Refunding (Health System), Series A, 6.25% due 8/15/2016 (e)     7,262

Oregon--1.4%             8,700   Oregon State Department, Administrative Services, COP, Series A, 6.25% due
                                 5/01/2010 (a)(b)                                                                    10,202
                         3,865   Port of Portland, Oregon, Airport Revenue Refunding Bonds (Portland
                                 International Airport), AMT, Series 7-B, 7.10% due 1/01/2012 (a)(e)                  4,706

Pennsylvania--3.1%       5,000   Pennsylvania HFA, S/F Revenue Bonds, AMT, Series 72A, 5.25% due 4/01/2021 (e)        5,188
                         8,350   Pennsylvania State, GO, Second Series, 5.25% due 6/01/2015 (i)                       9,394
                         5,000   Pennsylvania State Turnpike Commission, Turnpike Revenue Refunding Bonds,
                                 Series T, 5.50% due 12/01/2013 (g)                                                   5,759
                         6,000   Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 12th Series B, 7% due
                                 5/15/2020 (c)(e)                                                                     7,472
                         4,420   Philadelphia, Pennsylvania, Redevelopment Authority Revenue Bonds (Neighborhood
                                 Transformation), Series A, 5.50% due 4/15/2020 (g)                                   4,936

Rhode Island--0.7%       6,815   Rhode Island State Economic Development Corporation, Airport Revenue Bonds,
                                 Series B, 6% due 7/01/2028 (g)                                                       7,699

South Carolina--0.6%     2,200   Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage
                                 Hospital Facilities, Revenue Refunding Bonds, Series A, 5% due 8/15/2031 (e)         2,230
                         4,200   South Carolina State Public Service Authority, Revenue Refunding Bonds,
                                 Series A, 6.25% due 1/01/2006 (a)(b)                                                 4,450

Texas--3.8%             17,975   Dallas-Fort Worth, Texas, International Airport Revenue Bonds, DRIVERS, AMT,
                                 Series 202, 9.739% due 11/01/2028 (d)(g)                                            21,510
                                 El Paso, Texas, Water and Sewer Revenue Refunding and Improvement Bonds,
                                 Series A (i):
                         4,375       6% due 3/01/2018                                                                 5,024
                         4,645       6% due 3/01/2019                                                                 5,334
                         3,500   Houston, Texas, Water Conveyance System Contract, COP, Series J, 6.25% due
                                 12/15/2013 (b)                                                                       4,176
                                 Texas State Department of Housing and Community Affairs, S/F Mortgage Revenue
                                 Bonds, AMT, Series A (e)(j):
                         2,110       5.45% due 9/01/2023                                                              2,203
                         2,750       5.50% due 3/01/2026                                                              2,847

Utah--1.6%               9,535   Utah Transit Authority, Sales Tax and Transportation Revenue Bonds (Salt Lake
                                 County Light Rail Transit Project), 5.375% due 12/15/2022 (i)                       10,241
                                 Utah Water Finance Agency Revenue Bonds (Pooled Loan Financing Program),
                                 Series A (b):
                         2,515       5.75% due 10/01/2015                                                             2,837
                         3,770       6% due 10/01/2020                                                                4,284

Virginia--3.0%          19,755   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding Bonds, AMT,
                                 Series A, 6.10% due 2/01/2011 (b)                                                   22,519
                         9,690   Virginia State HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                 Sub-Series J-1, 5.20% due 7/01/2019 (e)                                              9,895

Washington--0.7%         7,225   Chelan County, Washington, Public Utility District Number 001, Consolidated
                                 Revenue Bonds (Chelan Hydro System), AMT, Series A, 5.45% due 7/01/2037 (b)          7,525

West Virginia--1.2%     12,250   Pleasants County, West Virginia, PCR, Refunding (Potomac-Pleasants),
                                 Series C, 6.15% due 5/01/2015 (b)                                                   12,758

Wisconsin--1.2%          9,000   Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds (Midwest
                                 Energy Resources), Series E, 6.90% due 8/01/2021 (g)                                11,828
                         1,075   Wisconsin State, GO, AMT, Series B, 6.50% due 5/01/2025 (e)                          1,090


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (concluded)                                                 Insured Portfolio        (In Thousands)

                          Face
                        Amount   Municipal Bonds                                                                   Value
Puerto Rico--0.2%      $ 1,750   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                 Transportation Revenue Bonds, Series G, 5.25% due 7/01/2017 (g)                $     1,949

                                 Total Municipal Bonds (Cost--$955,726)--95.2%                                    1,022,613


                        Shares
                          Held   Mutual Funds
                           300   BlackRock California Insured Municipal 2008 Term Trust, Inc.                         4,884
                           810   BlackRock Insured Municipal 2008 Term Trust, Inc.                                   13,211
                           775   BlackRock Insured Municipal Term Trust, Inc.                                         8,757

                                 Total Mutual Funds (Cost--$27,440)--2.5%                                            26,852


                                 Short-Term Securities
                        24,317   Merrill Lynch Institutional Tax-Exempt Fund (h)                                     24,317

                                 Total Short-Term Securities (Cost--$24,317)--2.3%                                   24,317

                      Total Investments (Cost--$1,007,483**)--100.0%                                              1,073,782
                      Other Assets Less Liabilities--0.0%                                                               351
                                                                                                                -----------
                      Net Assets--100.0%                                                                        $ 1,074,133
                                                                                                                ===========

(a) Prerefunded.

(b) AMBAC Insured.

(c) Escrowed to maturity.

(d) The rate disclosed is that currently in effect. The rate changes periodically and inversely based upon prevailing market rates.

(e) MBIA Insured.

(f) XL Capital Insured.

(g) FGIC Insured.

(h) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                     (in Thousands)

                                              Net          Dividend
    Affiliate                               Activity        Income

    Merrill Lynch Institutional
    Tax-Exempt Fund                          21,300          $203

(i) FSA Insured.

(j) FNMA/GNMA Collateralized.

(k) When-issued security.

  * Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

 ** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

    Aggregate cost                                   $    1,007,381
                                                     ==============
    Gross unrealized appreciation                    $       68,705
    Gross unrealized depreciation                           (2,304)
                                                     --------------
    Net unrealized appreciation                      $       66,401
                                                     ==============


    Forward interest rate swaps outstanding as of December 31, 2004 were as follows:

                                                     (in Thousands)

                                          Notional       Unrealized
                                           Amount      Depreciation

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pays a fixed rate of 3.837% interest

    Broker, JPMorgan Chase Bank
    Expires November 2018                  $11,500         $   (23)


    See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments                                                            National Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
Alabama--0.5%          $ 3,820   Alabama Incentives Financing Authority, Special Obligation Revenue Refunding
                                 Bonds, Series A, 6% due 10/01/2029 (c)                                         $     4,328
                           500   Mobile, Alabama, Industrial Development Board, Environmental Improvement
                                 Revenue Refunding Bonds (International Paper Company Project), AMT, Series A,
                                 6.35% due 5/15/2016                                                                    538
                         2,500   Selma, Alabama, IDB, Environmental Improvement Revenue Refunding Bonds
                                 (International Paper Company Project), AMT, Series A, 6.70% due 2/01/2018            2,733

Alaska--0.5%             3,000   Alaska State Housing Financial Corporation, General Mortgage Revenue Refunding,
                                 Series A, 6% due 6/01/2027 (f)                                                       3,129
                         3,860   Anchorage, Alaska, School, GO, Series B, 5.875% due 12/01/2010 (e)(j)                4,463

Arizona--3.1%            4,000   Arizona Health Facilities Authority Revenue Bonds (Catholic Healthcare West
                                 Project), Series A, 6.625% due 7/01/2020                                             4,468
                         1,000   Glendale, Arizona, Development Authority, Educational Facilities Revenue
                                 Refunding Bonds (American Graduate School International), 7.125% due
                                 7/01/2005 (a)(j)                                                                     1,035
                         1,000   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health
                                 Corporation), 6.125% due 4/01/2018                                                   1,055
                         3,600   Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter
                                 Schools Project 1), Series A, 6.75% due 7/01/2029                                    3,570
                         1,625   Maricopa County, Arizona, IDA, Health Facilities Revenue Refunding Bonds
                                 (Catholic Healthcare West Project), Series A, 5% due 7/01/2021                       1,628
                         1,000   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Metro Gardens--Mesa
                                 Ridge Project), Series A, 5.65% due 7/01/2019 (f)                                    1,020
                                 Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding,
                                 Series A:
                         1,200       (El Paso Electric Company Project), 6.25% due 5/01/2037                          1,223
                         1,000       (Public Service Company of New Mexico Project), 6.30% due 12/01/2026             1,058
                                 Peoria, Arizona, Improvement District No. 8401, Special Assessment
                                 Bonds No. 8802:
                           430       7.20% due 1/01/2010                                                                444
                           510       7.20% due 1/01/2013                                                                527
                                 Peoria, Arizona, Improvement District, Special Assessment Bonds No. 8801:
                           190       7.30% due 1/01/2009                                                                196
                           395       7.30% due 1/01/2011                                                                408
                         2,330   Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities, Excise
                                 Tax Revenue Bonds, 5.75% due 7/01/2016 (e)                                           2,634
                         5,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds (America West
                                 Airlines Inc. Project), AMT, 6.30% due 4/01/2023                                     3,782
                         2,720   Phoenix, Arizona, IDA, Revenue Bonds (Camelback Crossing), 6.20% due
                                 9/20/2020 (d)                                                                        2,869
                         5,800   Pinal County, Arizona, COP, 5% due 12/01/2029                                        5,804
                           545   Prescott Valley, Arizona, Improvement District, Special Assessment Bonds
                                 (Sewer Collection System Roadway Repair), 7.90% due 1/01/2012                          569
                         3,515   Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds (Christian Care
                                 Tucson Inc. Project), Series A, 6.125% due 7/01/2024 (m)                             3,934
                         3,180   University of Arizona, COP, Refunding, Series A, 5.50% due 6/01/2018 (c)             3,550
                         1,000   University of Arizona, COP (University of Arizona Parking and Student Housing),
                                 5.75% due 6/01/2019 (c)                                                              1,108
                         3,000   Vistancia, Arizona, Community Facilities District, GO, 6.75% due 7/15/2022           3,085

Arkansas--0.1%              75   Arkansas State Development Finance Authority, S/F Mortgage Revenue Bonds
                                 (Mortgage-Backed Securities Program), Series H, 6.15% due 7/01/2016 (i)                 78
                           250   Arkansas State Student Loan Authority Revenue Bonds, AMT, Sub-Series B, 7.25%
                                 due 6/01/2009                                                                          279
                           200   Jonesboro, Arkansas, Residential Housing and Health Care Facilities Board,
                                 Hospital Revenue Refunding Bonds (Saint Bernards Regional Medical Center),
                                 Series B, 5.90% due 7/01/2016 (c)                                                      214
                           250   North Little Rock, Arkansas, Health Facilities Board, Health Care Revenue
                                 Bonds (Baptist Health), 5.50% due 7/01/2016                                            263
                           500   Pine Bluff, Arkansas, Environmental Improvement Revenue Refunding Bonds
                                 (International Paper Company Project), AMT, Series A, 6.70% due 8/01/2020              546
                           250   University of Central Arkansas, Housing System Revenue Bonds, 6.50% due
                                 1/01/2031 (h)                                                                          289


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
California--10.2%      $ 2,500   Agua Caliente Band of Cahuilla Indians, California, Casino Revenue Bonds,
                                 6% due 7/01/2018                                                               $     2,585
                         9,145   Alameda County, California, COP (Financing Project), 6% due 9/01/2006 (f)(j)         9,867
                         2,805   American Canyon, California, Finance Authority, Reassessment Revenue Bonds,
                                 Series A, 5% due 9/02/2031 (m)                                                       2,822
                                 California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                                 (Mortgage-Backed Securities Program), AMT, Class 5 (i)(l):
                           515       Series C,  6.75% due 3/01/2029                                                     518
                           355       Series D, 6.70% due 5/01/2029                                                      356
                           415   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue
                                 Refunding Bonds (Mortgage-Backed Securities Program), AMT, Series A-2, 7%
                                 due 9/01/2029 (i)(l)                                                                   417
                         7,500   California State Department of Water Resources, Power Supply Revenue Bonds,
                                 Series A, 5.75% due 5/01/2017                                                        8,439
                         2,000   California State, GO, Refunding, 5.75% due 5/01/2030                                 2,190
                        14,100   California State, Various Purpose, GO, 5.50% due 11/01/2033                         15,054
                         9,880   California Statewide Communities Development Authority, Health Facility
                                 Revenue Bonds (Memorial Health Services), Series A, 6% due 10/01/2023               10,716
                         2,880   Capistrano, California, Unified School District, Community Facility District,
                                 Special Tax Bonds (No. 90-2 Talega), 6% due 9/01/2032                                2,964
                                 Chula Vista, California, Community Facilities District, Special Tax Bonds
                                 (No 06-1, Eastlake Woods Area), Series A:
                         1,080       6.05% due 9/01/2020                                                              1,149
                         2,965       6.15% due 9/01/2026                                                              3,104
                                 Contra Costa County, California, Special Tax Bonds (Community Facilities
                                 District Number 2001-01):
                         1,585       6% due 9/01/2026                                                                 1,641
                         1,200       6.10% due 9/01/2031                                                              1,244
                        11,300   Desert, California, Community College District, GO, Series A, 5% due
                                 8/01/2029 (f)                                                                       11,691
                         3,100   Elk Grove, California, Poppy Ridge Community Facilities Number 3 Special Tax,
                                 Series 1, 6% due 9/01/2028                                                           3,163
                                 Golden State Tobacco Securitization Corporation of California, Tobacco
                                 Settlement Revenue Bonds:
                         3,200       Series A-4, 7.80% due 6/01/2042                                                  3,497
                         2,785       Series A-5, 7.875% due 6/01/2042                                                 3,057
                         5,160   Los Angeles, California, Department of Water and Power, Electric Plant
                                 Revenue Refunding Bonds, RIB, Series 370, 9.71% due 2/15/2024 (g)                    5,314
                         2,740   Pomona, California, Public Financing Authority, Revenue Refunding Bonds
                                 (Merged Redevelopment Project), Series A1, 5.75% due 2/01/2034                       2,824
                         1,100   Poway, California, Unified School District, Special Tax Bonds (Community
                                 District No. 6), Series A, 6.05% due 9/01/2025                                       1,159
                         2,695   Riverside, California, Improvement Bond Act of 1915, Special Assessment
                                 (Riverwalk Assessment District), 6.375% due 9/02/2026                                2,817
                                 Roseville, California, Special Tax (Stoneridge Community Facilities Number 1):
                         1,250       6.20% due 9/01/2021                                                              1,320
                         1,125       6% due 9/01/2025                                                                 1,164
                         2,500       6.30% due 9/01/2031                                                              2,595
                                 Sacramento, California, Special Tax (North Natomas Community Facilities):
                         2,200       Series 01-03, 6% due 9/01/2028                                                   2,271
                         2,270       Series 4-C, 6% due 9/01/2028                                                     2,357
                        10,000   San Diego, California, Public Facilities Financing Authority, Subordinated
                                 Water Revenue Refunding Bonds, 5% due 8/01/2032 (f)                                 10,249
                        11,520   San Diego, California, Unified School District, GO (Election of 1998),
                                 Series F, 5% due 7/01/2028 (h)                                                      11,943
                                 San Francisco California, City and County Redevelopment Agency Revenue Bonds
                                 (Community Facilities District Number 6-Mission):
                         5,000       6% due 8/01/2021                                                                 5,289
                         2,500       GO, Series A, 6% due 8/01/2025                                                   2,605
                         1,075   San Francisco, California, Uptown Parking Corporation, Parking Revenue Bonds
                                 (Union Square), 6% due 7/01/2020 (f)                                                 1,244
                                 Santa Margarita, California, Water District, Special Tax Refunding Bonds
                                 (Community Facilities District No. 99), Series 1:
                         3,680       6.20% due 9/01/2020                                                              3,884
                         3,000       6.25% due 9/01/2029                                                              3,104


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
Colorado--2.2%          $  500   Boulder County, Colorado, Hospital Development Revenue Bonds (Longmont
                                 United Hospital Project), 6% due 12/01/2030 (m)                                $       549
                           660   Colorado HFA, Revenue Bonds (S/F Program), Series B-3, 6.55% due 10/01/2016            665
                                 Colorado HFA, Revenue Refunding Bonds (S/F Program):
                           545       AMT, Senior Series A-2, 7.50% due 4/01/2031                                        560
                           210       AMT, Senior Series B-2, 7.10% due 4/01/2017                                        215
                         1,415       AMT, Senior Series B-2, 7.25% due 10/01/2031                                     1,452
                            95       AMT, Senior Series B-3, 6.80% due 11/01/2028                                        96
                           725       AMT, Senior Series C-2, 7.25% due 10/01/2031 (b)                                   745
                           190       Senior Series A-3, 7.35% due 10/01/2030                                            195
                         1,020       Senior Series C-3, 6.75% due 10/01/2021 (b)                                      1,065
                           305       Senior Series C-3, 7.15% due 10/01/2030 (b)                                        308
                         2,500   Colorado Health Facilities Authority, Revenue Refunding Bonds (Catholic
                                 Health Initiatives), 5.50% due 9/01/2017                                             2,693
                           550   Colorado Water Resource and Power Development Authority, Small Water Resource
                                 Revenue Bonds, Series A, 5.80% due 11/01/2020 (e)                                      619
                                 Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee):
                         7,560       Series A, 7.35% due 9/01/2031                                                    8,074
                         1,400       Series B, 7% due 9/01/2031                                                       1,437
                         3,685   Larimer County, Colorado, Poudre School District Number R-1, GO, 6% due
                                 12/15/2010 (e)(j)                                                                    4,288
                         7,700   Plaza Metropolitan District No. 1, Colorado, Tax Allocation Revenue Bonds
                                 (Public Improvement Fees), 8% due 12/01/2025                                         8,035

Connecticut--2.0%        1,000   Connecticut State Development Authority, Governmental Lease Revenue Bonds,
                                 6.60% due 6/15/2014 (f)                                                              1,024
                         1,500   Connecticut State Development Authority, Solid Waste Disposal Facilities
                                 Revenue Bonds (Pfizer Inc. Project), AMT, 7% due 7/01/2025                           1,564
                         1,250   Connecticut State Development Authority, Water Facility Revenue Bonds
                                 (Bridgeport Hydraulic Company), AMT, 6.15% due 4/01/2035 (c)                         1,361
                         1,200   Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage Finance
                                 Program), Series C-1, 6.30% due 11/15/2017                                           1,251
                                 Connecticut State Health and Educational Facilities Authority Revenue Bonds:
                         1,000       (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (f)                        1,003
                         1,500       (Waterbury Hospital Issue), Series C, 5.75% due 7/01/2020 (m)                    1,633
                         1,000       (Westover School), Series A, 5.70% due 7/01/2030 (m)                             1,066
                                 Connecticut State Health and Educational Facilities Authority, Revenue
                                 Refunding Bonds:
                         5,025       DRIVERS, Series 215, 10.734% due 6/01/2030 (g)(m)                                6,472
                         2,000       (Eastern Connecticut Health Network), Series A, 6.50% due 7/01/2030 (m)          2,288
                           640       (Sacred Heart University), 6.625% due 7/01/2026 (m)                                689
                         5,710       (University of Hartford), Series E, 5.50% due 7/01/2022 (m)                      6,214
                         1,000       (Yale--New Haven Hospital Issue), Series H, 5.70% due 7/01/2025 (f)              1,062
                                 Connecticut State Higher Education, Supplemental Loan Authority Revenue Bonds
                                 (Family Education Loan Program), AMT, Series A:
                           295       6.40% due 11/15/2014                                                               295
                           930       5.50% due 11/15/2020 (f)                                                           931
                         1,000   Connecticut State Regional Learning Educational Service Center Revenue Bonds
                                 (Office/Education Center Facility), 7.75% due 2/01/2006 (j)                          1,074
                           860   Waterbury, Connecticut, GO, 6% due 02/01/2009 (j)(m)                                   982

District of              5,000   District of Columbia, GO, Refunding, DRIVERS, Series 214, 9.709% due
Columbia--0.4%                   6/01/2026 (f)(g)                                                                     6,053

Florida--6.3%            2,000   Anthem Park Community Development District, Florida, Capital Improvement
                                 Revenue Bonds, 5.80% due 5/01/2036                                                   2,003
                         1,700   Ballantrae, Florida, Community Development District, Capital Improvement
                                 Revenue Bonds, 6% due 5/01/2035                                                      1,722
                         1,895   Beacon Tradeport Community, Florida, Development District, Special Assessment
                                 Revenue Refunding Bonds (Commercial Project), Series A, 5.25% due 5/01/2016 (m)      2,059
                         2,500   CFM Community Development District, Florida, Capital Improvement Revenue Bonds,
                                 Series B, 5.875% due 5/01/2014                                                       2,549
                         2,725   Duval County, Florida, School Board, COP, 5.75% due 7/01/2017 (h)                    3,027
                                 Fiddlers Creek, Florida, Community Development District Number 2, Special
                                 Assessment Revenue Bonds:
                         5,350       Series A, 6.375% due 5/01/2035                                                   5,511
                         1,250       Series B, 5.75% due 5/01/2013                                                    1,272


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
Florida                $ 6,330   Florida HFA Revenue Bonds (Antigua Club Apartments), AMT, Series A-1, 7%
(concluded)                      due 2/01/2035 (c)                                                              $     6,464
                         1,100   Heritage Isles Community Development District, Florida, Special Assessment
                                 Revenue Refunding Bonds, 5.90% due 11/01/2006                                        1,102
                         5,000   Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                 (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                               5,512
                         9,500   Jacksonville, Florida, Electric Authority, Water and Sewer Revenue Bonds,
                                 Series A, 6% due 10/01/2024                                                          9,681
                         7,000   Lee County, Florida, Airport Revenue Bonds, RIB, AMT, Series 580X, 9.65%
                                 due 10/01/2029 (g)(h)                                                                8,423
                         4,500   Lee County, Florida, Transportation Facilities Revenue Bonds, 5.75% due
                                 10/01/2005 (f)(j)                                                                    4,712
                         1,200   Lexington Oaks, Florida, Community Development District, Special Assessment
                                 Revenue Bonds, Series A, 6.70% due 5/01/2033                                         1,256
                                 Mediterra, Florida, South Community Development District, Capital Improvement
                                 Revenue Bonds:
                         1,055       6.85% due 5/01/2031                                                              1,118
                         1,765       Series B, 5.50% due 5/01/2010                                                    1,790
                         2,500   Middle Village Community Development District, Florida, Special Assessment
                                 Bonds, Series A, 6% due 5/01/2035                                                    2,532
                         6,095   Midtown Miami, Florida, Community Development District, Special Assessment
                                 Revenue Bonds, Series A, 6.25% due 5/01/2037                                         6,310
                         2,500   Old Palm Community Development District, Florida, Special Assessment Bonds
                                 (Palm Beach Gardens), Series B, 5.375% due 5/01/2014                                 2,497
                         2,375   Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A, 6.40% due
                                 1/01/2031 (f)                                                                        2,480
                           185   Orange County, Florida, HFA, Mortgage Revenue Bonds, AMT, Series A, 8.375%
                                 due 3/01/2021 (b)(d)                                                                   185
                         5,000   Orange County, Florida, Tourist Development, Tax Revenue Bonds, 5.50% due
                                 10/01/2020 (c)                                                                       5,484
                           180   Panther Trace, Florida, Community Development District, Special Assessment
                                 Revenue Bonds, Series B, 6.50% due 5/01/2009                                           182
                                 Park Place Community Development District, Florida, Special Assessment
                                 Revenue Bonds:
                         1,000       6.75% due 5/01/2032                                                              1,054
                         2,500       6.375% due 5/01/2034                                                             2,570
                         2,000   Saint Lucie, Florida, West Services District, Utility Revenue Refunding Bonds,
                                 Senior Lien, 6% due 10/01/2022 (f)                                                   2,306
                         1,000   Sterling Hill, Florida, Community Development District, Capital Improvement
                                 Revenue Refunding Bonds, Series B, 5.50% due 11/01/2010                              1,017
                           945   Stoneybrook West, Florida, Community Development District, Special Assessment
                                 Revenue Bonds, Series B, 6.45% due 5/01/2010                                           962
                           730   Verandah West, Florida, Community Development District, Capital Improvement
                                 Revenue Bonds, Series B, 5.25% due 5/01/2008                                           734
                         2,705   Vista Lakes Community, Florida, Development District, Capital Improvement
                                 Revenue Bonds, Series B, 5.80% due 5/01/2008                                         2,723

Georgia--1.7%            5,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station Project),
                                 7.90% due 12/01/2024                                                                 5,446
                                 Brunswick & Glynn County, Georgia, Development Authority, First Mortgage
                                 Revenue Bonds (Coastal Community Retirement Corporation Project), Series A:
                         2,285       7.125% due 1/01/2025                                                             2,272
                         3,305       7.25% due 1/01/2035                                                              3,301
                         5,210   College Park, Georgia, Business and IDA Revenue Bonds (Civic Center Project),
                                 5.75% due 9/01/2026 (c)                                                              5,887
                         3,450   Fulton County, Georgia, Development Authority Revenue Bonds (Morehouse
                                 College Project), 5.875% due 12/01/2030 (c)                                          3,914
                         2,250   Fulton County, Georgia, Residential Care Facilities Revenue Refunding Bonds
                                 (Canterbury Court Project), Series A, 6% due 2/15/2022                               2,267
                         1,500   Milledgeville-Baldwin County, Georgia, Development Authority Revenue Bonds
                                 (Georgia College and State University Foundation), 6% due 9/01/2033                  1,598

Hawaii--0.3%                     Kuakini, Hawaii, Health System, Special Purpose Revenue Bonds, Series A:
                         1,410       6.30% due 7/01/2022                                                              1,478
                         3,000       6.375% due 7/01/2032                                                             3,123

Illinois--7.3%          10,620   Chicago, Illinois, Board of Education, GO, DRIVERS, Series 199, 9.268%
                                 due 12/01/2020 (c)(g)                                                               13,060
                         1,400   Chicago, Illinois, GO (Neighborhoods Alive 21 Program), 5.875% due 1/01/2019 (e)     1,587
                        26,800   Chicago, Illinois, O'Hare International Airport Revenue Bonds, 3rd Lien, AMT,
                                 Series B-2, 6% due 1/01/2029 (k)                                                    29,749
                         3,000   Chicago, Illinois, O'Hare International Airport, Special Facility Revenue
                                 Refunding Bonds (American Airlines Inc. Project), 8.20% due 12/01/2024               2,585


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
Illinois                         Chicago, Illinois, Park District, GO (e):
(concluded)            $ 2,265       Refunding, Series B, 5.75% due 1/01/2015                                   $     2,558
                         1,500       Series A, 5.75% due 1/01/2016                                                    1,691
                           840   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A, 7.15% due
                                 9/01/2031 (i)(l)                                                                       845
                         2,000   Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75% due
                                 12/01/2032                                                                           2,068
                         3,210   Cicero, Illinois, GO, Refunding (Corporate Purpose), 6% due 12/01/2028 (f)           3,646
                         7,000   Decatur, Illinois, GO, Refunding, 6% due 3/01/2008 (e)(j)                            7,761
                        10,000   Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro Biosolids
                                 Management LLC Project), AMT, 6% due 11/01/2023                                     10,160
                                 Illinois Development Finance Authority Revenue Bonds:
                         3,140       (Community Rehabilitation Providers Facility), Series A, 6.50% due 7/01/2022     3,340
                           660       Series B, 6.40% due 9/01/2031 (h)                                                  712
                                 Illinois State, GO, 1st Series (f):
                         8,890       5.75% due 12/01/2015                                                            10,047
                         3,745       5.75% due 12/01/2016                                                             4,230
                         4,000       5.75% due 12/01/2017                                                             4,509
                         3,000   Illinois State, Sales Tax Revenue Bonds, 6% due 6/15/2020                            3,387
                         2,000   Lake County, Illinois, Forest Preservation District, GO (Land Acquisition and
                                 Development), 5.75% due 12/15/2016                                                   2,275

Indiana--0.9%            5,000   Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A,
                                 5.25% due 6/01/2025 (e)                                                              5,405
                         6,000   MSD Warren Township, Indiana, Vision 2005, School Building Corporation Revenue
                                 Bonds, First Mortgage, 5.50% due 7/15/2020 (e)                                       6,645

Iowa--0.7%               1,000   Iowa City, Iowa, Sewer Revenue Bonds, 5.75% due 7/01/2021 (f)                        1,046
                         6,860   Iowa Finance Authority, Health Care Facilities Revenue Refunding Bonds
                                 (Care Initiatives Project), 9.25% due 7/01/2025                                      8,319

Kansas--0.7%             2,810   Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT, Series A-1,
                                 6.95% due 6/01/2029 (d)                                                              2,848
                         2,500   Witchita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds,
                                 Series III, 6.25% due 11/15/2019                                                     2,793
                         4,500   Wyandotte County, Kansas, Kansas City Unified Government, Revenue Refunding
                                 Bonds (General Motors Corporation Project), 6% due 6/01/2025                         4,749

Louisiana--2.0%          9,500   Louisiana Local Government, Environmental Facilities, Community Development
                                 Authority Revenue Bonds (Capital Projects and Equipment Acquisition), Series A,
                                 6.30% due 7/01/2030 (c)                                                             10,422
                         2,900   New Orleans, Louisiana, GO, Refunding, 6.125% due 10/01/2016 (c)                     3,010
                        13,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company Project),
                                 7.50% due 7/01/2013                                                                 13,468
                         2,000   Rapides Finance Authority, Louisiana, Environmental Improvement Revenue Bonds
                                 (International Paper Company Project), AMT, Series A, 6.55% due 11/15/2023           2,169

Maine--1.1%              8,635   Maine Finance Authority, Solid Waste Recycling Facilities Revenue Bonds
                                 (Great Northern Paper Project--Bowater), AMT, 7.75% due 10/01/2022                   8,647
                         6,045   Maine State Housing Authority, Mortgage Purpose Revenue Bonds, DRIVERS, AMT,
                                 Series 170, 9.726% due 11/15/2028 (g)                                                6,519

Maryland--0.5%             500   Anne Arundel County, Maryland, Special Obligation Revenue Bonds (Arundel Mills
                                 Project), 7.10% due 7/01/2009 (j)                                                      601
                         1,000   Maryland State Community Development Administration, Department of Housing
                                 and Community Development, Housing Revenue Bonds, AMT, Series B, 6.15%
                                 due 1/01/2021                                                                        1,065
                         1,175   Maryland State Community Development Administration, Department of Housing
                                 and Community Development, Residential Revenue Refunding Bonds, Series A,
                                 5.60% due 3/01/2017 (b)                                                              1,228
                         1,000   Maryland State Community Development Administration, Department of Housing
                                 and Community Development Revenue Bonds (Waters Landing II Apartments), AMT,
                                 Series A, 5.875% due 8/01/2033                                                       1,055
                           240   Maryland State Economic Development Corporation Revenue Bonds (Health and
                                 Mental Hygiene Program), Series A, 7.125% due 3/01/2006                                247
                         1,000   Maryland State Energy Financing Administration, Solid Waste Disposal Revenue
                                 Bonds, Limited Obligation (Wheelabrator Water Projects), AMT, 6.45% due
                                 12/01/2016                                                                           1,050
                                 Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue
                                 Bonds, Series A:
                           300       6.375% due 9/01/2010                                                               301
                           465       6.55% due 9/01/2014                                                                467
                           500   Prince George's County, Maryland, Housing Authority, Mortgage Revenue Refunding
                                 Bonds (Parker Apartments Project), Series A, 7.25% due 11/20/2016 (d)                  501
                         1,000   University of Maryland, System Auxiliary Facility and Tuition Revenue Bonds,
                                 Series A, 5.75% due 10/01/2019                                                       1,112


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
Massachusetts--0.9%    $   435   Massachusetts Educational Financing Authority, Education Loan Revenue
                                 Refunding Bonds, AMT, Issue E, 5.85% due 7/01/2014 (c)                         $       443
                         1,000   Massachusetts State Development Finance Agency, Revenue Refunding Bonds
                                 (Eastern Nazarene College), 5.625% due 4/01/2029                                       895
                         1,705   Massachusetts State, HFA, Housing Revenue Refunding Bonds, Series B, 6.05%
                                 due 12/01/2009 (f)                                                                   1,748
                           550   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 48, 6.35%
                                 due 6/01/2026 (f)                                                                      556
                         4,950   Massachusetts State Health and Educational Facilities Authority Revenue
                                 Bonds (Medical Center of Central Massachusetts), CARS, Series B, 11.425%
                                 due 6/23/2022 (c)(g)                                                                 6,017
                         1,000   Massachusetts State Industrial Finance Agency, Higher Education Revenue
                                 Refunding Bonds (Hampshire College Project), 5.625% due 10/01/2007 (j)               1,100
                           130   Massachusetts State Water Pollution Abatement Trust, Water Abatement
                                 Revenue Bonds, Series A, 6.375% due 2/01/2015                                          133
                         1,600   Montachusett, Massachusetts, Regional Vocational Technical School District,
                                 GO, 5.95% due 1/15/2020 (f)                                                          1,808

Michigan--1.4%           7,500   Delta County, Michigan, Economic Development Corporation, Environmental
                                 Improvement Revenue Refunding Bonds (Mead Westvaco--Escanaba), Series A,
                                 6.25% due 4/15/2027                                                                  8,021
                           500   Dickinson County, Michigan, Economic Development Corporation, Environmental
                                 Improvement Revenue Refunding Bonds (International Paper Company Project),
                                 Series A, 5.75% due 6/01/2016                                                          541
                         1,000   Eastern Michigan University Revenue Refunding Bonds, 6% due 6/01/2024 (c)            1,138
                         3,000   Flint, Michigan, Hospital Building Authority, Revenue Refunding Bonds
                                 (Hurley Medical Center), 6% due 7/01/2020                                            3,064
                           615   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                                 Refunding and Improvement Bonds (Bronson Methodist Hospital), Series A,
                                 6.375% due 5/15/2017 (f)                                                               625
                         3,325   Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                                 (Mount Clemens General Hospital), Series B, 5.875% due 11/15/2034                    3,205
                         1,500   Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Mercy
                                 Mount Clemens), Series A, 6% due 5/15/2014 (f)                                       1,684
                         1,060   Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds
                                 (Detroit Edison Company), Series AA, 6.40% due 9/01/2025 (f)                         1,108

Minnesota--1.1%          1,070   Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (Natural Rural
                                 Utilities), AMT, Series A, 6.95% due 12/01/2008                                      1,088
                         1,000   Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling Hills Project),
                                 Series A, 6.15% due 8/20/2031 (d)                                                    1,087
                           680   Minneapolis, Minnesota, Community Development Agency, Supported Development
                                 Revenue Bonds (Common Bond Fund), AMT, Series 2, 6.20% due 6/01/2017                   706
                                 Minneapolis, Minnesota, Health Care System Revenue Bonds (Allina Health System),
                                 Series A:
                         1,500       5.70% due 11/15/2022                                                             1,604
                         2,665       5.75% due 11/15/2032                                                             2,820
                                 Minneapolis and Saint Paul, Minnesota, Metropolitan Airports Commission,
                                 Airport Revenue Bonds, AMT, Sub-Series D (e):
                           470       5.75% due 1/01/2012                                                                522
                           470       5.75% due 1/01/2014                                                                518
                         2,060       5.75% due 1/01/2015                                                              2,268
                         1,110   Ramsey County, Minnesota, Housing and Redevelopment Authority, M/F Housing
                                 Revenue Bonds (Hanover Townhouses Project), AMT, 6% due 7/01/2031                    1,147
                         1,000   Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint Cloud
                                 Hospital Obligation Group), Series A, 6.25% due 5/01/2020 (h)                        1,146
                         1,000   Saint Francis, Minnesota, Independent School District No. 015, GO, Series A,
                                 6.35% due 2/01/2013 (h)                                                              1,043
                         1,500   Waconia, Minnesota, Health Care Facilities Revenue Bonds (Ridgeview Medical
                                 Center Project), Series A, 6.125% due 1/01/2029 (m)                                  1,656

Mississippi--0.1%        1,700   Warren County, Mississippi, Environmental Improvement Revenue Refunding Bonds
                                 (International Paper Company Project), AMT, Series B, 6.75% due 8/01/2021            1,862

Missouri--0.7%                   Fenton, Missouri, Tax Increment Revenue Refunding and Improvement Bonds
                                 (Gravois Bluffs):
                         1,050       6.75% due 10/01/2015                                                             1,069
                         4,000       7% due 10/01/2021                                                                4,317
                         1,500   Kansas City, Missouri, IDA, First Mortgage Health Facilities Revenue Bonds
                                 (Bishop Spencer Place), Series A, 6.50% due 1/01/2035                                1,533
                         2,200   Saint Louis, Missouri, Airport Revenue Bonds (Airport Development Program),
                                 Series A, 5.625% due 7/01/2019 (f)                                                   2,468


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
Montana--0.4%          $ 6,000   Montana State Higher Education, Student Assistance Corporation, Student
                                 Loan Revenue Refunding Bonds, AMT, Sub-Series B, 6.40% due 12/01/2032          $     6,295

Nevada--2.1%             5,000   Clark County, Nevada, IDR (Power Company Project), AMT, Series A, 6.70%
                                 due 6/01/2022 (e)                                                                    5,129
                         1,550   Clark County, Nevada, Improvement District No. 142 Special Assessment,
                                 6.375% due 8/01/2023                                                                 1,597
                                 Elko, Nevada, GO (Airport Improvement), AMT, Series B (f):
                           165       6.10% due 10/01/2014                                                               180
                           245       6.30% due 10/01/2019                                                               269
                           320       6.75% due 10/01/2024                                                               357
                           225       7% due 10/01/2029                                                                  252
                         2,990   Henderson, Nevada, Local Improvement Districts, Special Assessment,
                                 Series NO T-14, 5.80% due 3/01/2023                                                  3,078
                                 Las Vegas, Nevada, Local Improvement Bonds, Special Assessment, Special
                                 Improvement District Number 808, Summerlin:
                         1,765       5.875% due 6/01/2009                                                             1,833
                         2,040       6.125% due 6/01/2012                                                             2,118
                         2,270       6.25% due 6/01/2013                                                              2,356
                           175   Nevada Housing Division, S/F Program, AMT, Senior Series E, 7.05% due
                                 4/01/2027 (b)                                                                          178
                         2,000   Reno, Nevada, Special Assessment District Number 4 (Somerset Parkway), 6.625%
                                 due 12/01/2022                                                                       2,040
                                 Sparks, Nevada, Redevelopment Agency, Tax Allocation Revenue Refunding Bonds,
                                 Series A (m):
                         3,110       6% due 1/15/2015                                                                 3,435
                         6,315       6% due 1/15/2023                                                                 6,958

New Hampshire--0.1%      1,750   New Hampshire Health and Education Facilities Authority, Revenue Refunding
                                 Bonds (Elliot Hospital), Series B, 5.60% due 10/01/2022                              1,822

New Jersey--4.1%           570   Camden County, New Jersey, Pollution Control Financing Authority, Solid Waste
                                 Resource Recovery Revenue Refunding Bonds, AMT, Series B, 7.50% due 12/01/2009         570
                         3,300   New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest Village Inc.
                                 Facility), Series A, 7.25% due 11/15/2031                                            3,475
                         5,000   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care Corporation), 6.50%
                                 due 7/01/2024 (h)                                                                    5,116
                         2,000   New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc.
                                 Project), AMT, 6.25% due 9/15/2029                                                   1,625
                         3,680   New Jersey EDA, State Lease Revenue Bonds (State Office Buildings Projects),
                                 6% due 6/15/2010 (c)(j)                                                              4,238
                                 New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                         3,000       (Pascack Valley Hospital Association), 6% due 7/01/2013                          2,838
                         3,130       (South Jersey Hospital), 6% due 7/01/2026                                        3,347
                         2,250   New Jersey Health Care Facilities Financing Authority, Revenue Refunding
                                 Bonds (Capital Health System Inc.), Series A, 5.75% due 7/01/2023                    2,405
                         1,090   New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                                 Refunding Bonds, Series B, 6.25% due 11/01/2026 (h)                                  1,156
                                 New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds (f):
                        10,000       DRIVERS, Series 155, 9.224% due 1/01/2018 (g)                                   12,203
                        10,000       Series A, 5.75% due 1/01/2018                                                   11,101
                         9,500   Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds, 7% due
                                 6/01/2041                                                                            9,595

New Mexico--0.6%         8,000   Farmington, New Mexico, PCR, Refunding (Public Service Company of New
                                 Mexico - San Juan), Series B, 6.30% due 12/01/2016                                   8,625
                           190   New Mexico Mortgage Finance Authority, Revenue Refunding Bonds, Mortgage-Backed
                                 Securities, Series F, 7% due 1/01/2026 (i)                                             206
                           250   Santa Fe County, New Mexico, Correctional System Revenue Bonds, 6% due
                                 2/01/2027 (h)                                                                          304

New York--11.1%          9,500   Metropolitan Transportation Authority, New York, Commuter Facilities,
                                 Service Contract Revenue Refunding Bonds, Series 8, 5.50% due 7/01/2013 (h)(j)      10,985
                        10,000   Metropolitan Transportation Authority, New York, Transit Facilities Revenue
                                 Bonds, Series A, 5.625% due 7/01/2007 (f)(j)                                        10,963
                         3,230   New York City, New York, City IDA, Civic Facility Revenue Bonds (Special
                                 Needs Facilities Pooled Program), Series C-1, 6% due 7/01/2012                       3,313
                         2,000   New York City, New York, City IDA Revenue Bonds (Visy Paper Inc. Project),
                                 AMT, 7.95% due 1/01/2028                                                             2,096
                         4,050   New York City, New York, City IDA, Special Facility Revenue Bonds (British
                                 Airways PLC Project), AMT, 7.625% due 12/01/2032                                     4,198


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
New York               $10,000   New York City, New York, City Municipal Water Finance Authority, Water
(concluded)                      and Sewer System Revenue Bonds, RIB, Series 158, 9.267% due 6/15/2026 (g)      $    11,214
                         3,000   New York City, New York, City Transit Authority, Triborough Metropolitan
                                 Transportation Authority, COP, 5.75% due 01/01/2010 (c)(j)                           3,453
                         6,000   New York City, New York, City Transitional Finance Authority Revenue
                                 Bonds, Future Tax Secured, Series B, 6% due 11/15/2010                               6,909
                                 New York City, New York, City Transitional Finance Authority, Revenue
                                 Refunding Bonds, Series C:
                        12,015       5.875% due 11/01/2015                                                           13,630
                         8,000       Future Tax Secured, 5.875% due 11/01/2017                                        9,054
                                 New York City, New York, GO, Refunding:
                         6,600       Series A, 6% due 5/15/2010 (j)(k)                                                7,501
                         2,210       Series A, 6.25% due 5/15/2026 (k)                                                2,535
                         4,000       Series B, 8.25% due 6/01/2006 (k)(n)                                             4,337
                         4,000       Series C, 5.875% due 08/01/2006 (e)(j)                                           4,278
                         8,885       Series G, 5.75% due 02/01/2006 (f)(j)                                            9,360
                         6,115       Series G, 5.75% due 2/01/2014 (f)(j)                                             6,425
                         1,000       Series H, 6% due 8/01/2007 (j)(k)                                                1,097
                        10,000   New York City, New York, GO, Series B, 5.875% due 8/01/2015 (f)                     11,419
                                 New York State Dormitory Authority Revenue Bonds (Catholic Health
                                 Services--Long Island):
                         1,175       5% due 7/01/2012                                                                 1,250
                         1,775       5% due 7/01/2013                                                                 1,880
                         1,935       5% due 7/01/2014                                                                 2,038
                                 New York State Dormitory Authority, Revenue Refunding Bonds:
                         3,370       (Concord Nursing Home Inc.), 6.25% due 7/01/2016                                 3,707
                         2,500       (Concord Nursing Home Inc.), 6.50% due 7/01/2029                                 2,729
                         3,000       (Mount Sinai Health), Series A, 6.50% due 7/01/2016                              3,190
                         3,950       (Mount Sinai Health), Series A, 6.50% due 7/01/2025                              4,131
                         3,000       (State University Educational Facilities), Series A, 7.50% due 5/15/2013         3,832
                         1,360   New York State Environmental Facilities Corporation, State Clean Water and
                                 Drinking Revenue Bonds (Revolving Funds), Series B, 5.875% due 1/15/2019             1,534
                         2,285   Oneida County, New York, IDA Revenue Bonds (Civic Facility-Faxton Hospital),
                                 Series C, 6.625% due 1/01/2015 (m)                                                   2,592
                            95   Suffolk County, New York, IDA, Civic Facility Revenue Bonds (Special Needs
                                 Facilities Pooled Program), Series D-1, 6% due 7/01/2012                                97
                           705   Westchester County, New York, IDA, Civic Facilities Revenue Bonds (Special
                                 Needs Facilities Pooled Program), Series E-1, 6% due 7/01/2012                         723
                         8,095   Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue
                                 Bonds (Kendal on Hudson Project), Series A, 6.50% due 1/01/2034                      8,251

North Carolina--2.7%       920   Brunswick County, North Carolina, COP, 6% due 6/01/2016 (h)                          1,048
                         1,500   Haywood County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority Revenue Bonds (Champion International Corporation Project),
                                 AMT, 6.25% due 9/01/2025                                                             1,544
                         2,000   Martin County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority Revenue Bonds (Solid Waste Disposal--Weyerhaeuser Company),
                                 AMT, 6.80% due 5/01/2024                                                             2,049
                                 North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds:
                         1,500       Series B, 5.875% due 1/01/2021 (f)                                               1,618
                         4,000       Series D, 6.75% due 1/01/2026 (o)                                                4,444
                         4,440   North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding
                                 Bonds, Series D, 6.70% due 1/01/2019                                                 4,984
                           290   North Carolina HFA, S/F Revenue Bonds, Series W, 6.50% due 3/01/2018                   292
                         2,500   North Carolina Medical Care Commission, Health Care Facilities, First Mortgage
                                 Revenue Bonds (Presbyterian Homes Project), 6.875% due 10/01/2021                    2,678
                         2,000   North Carolina Medical Care Commission, Health Care Housing Revenue Bonds
                                 (The ARC of North Carolina Projects), Series A, 5.80% due 10/01/2034                 2,015
                                 North Carolina Medical Care Commission, Retirement Facilities, First Mortgage
                                 Revenue Bonds:
                         1,625       (Forest at Duke Project), 6.375% due 9/01/2032                                   1,705
                         2,500       (Givens Estates Project), Series A, 6.50% due 7/01/2032                          2,566


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
North Carolina                   North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue
(concluded)                      Refunding Bonds, Series B:
                       $ 1,580       6.375% due 1/01/2013                                                       $     1,776
                         7,500       6.50% due 1/01/2020                                                              8,451
                         1,175   North Carolina State Educational Assistance Authority Revenue Bonds
                                 (Guaranteed Student Loan), AMT, Sub-lien, Series C, 6.35% due 7/01/2016              1,230
                                 Piedmont, North Carolina, Triad Airport Authority, Airport Revenue Refunding
                                 Bonds, Series A (h):
                         1,000       6.375% due 7/01/2016                                                             1,143
                         1,000       6% due 7/01/2024                                                                 1,124

Ohio--1.2%               1,000   Cuyahoga County, Ohio, Health Care Facilities Revenue Refunding Bonds
                                 (Benjamin Rose Institute Project), 5.50% due 12/01/2028                                943
                         1,200   Huron County, Ohio, GO, Human Services Building, 7.25% due 12/01/2005 (f)(j)         1,277
                           630   Ohio HFA, Mortgage Revenue Bonds, AMT, Series A-1, 6.15% due 3/01/2029 (d)             657
                         8,000   Ohio State Air Quality Development Authority, Revenue Refunding Bonds
                                 (Dayton Power & Light Company), Series B, 6.40% due 8/15/2027 (f)                    8,025
                         1,000   Ohio State Water Development Authority, Pollution Control Facilities Revenue
                                 Refunding Bonds (Pennsylvania Power Co. Project), 6.15% due 8/01/2023 (c)            1,023
                         1,470   Port of Greater Cincinnati Development Authority, Ohio, Special Assessment
                                 Revenue Bonds (Cooperative Public Parking Infrastructure Project), 6.40%
                                 due 2/15/2034                                                                        1,516
                         3,005   Toledo-Lucas County, Ohio, Lodging Tax Revenue Refunding Bonds (Convention
                                 Center Project), 5.70% due 10/01/2015 (f)                                            3,230

Oregon--0.7%                     Forest Grove, Oregon, Campus Improvement Revenue Refunding Bonds (Pacific
                                 University) (m):
                           250       6% due 5/01/2015                                                                   275
                           250       6.20% due 5/01/2020                                                                278
                         2,485   Jackson County, Oregon, Central Point School District Number 006, GO, 5.75%
                                 due 6/15/2010 (e)(j)                                                                 2,837
                                 Oregon State Housing and Community Services Department, Mortgage Revenue
                                 Refunding Bonds (S/F Mortgage Program), Series A:
                            95       6.40% due 7/01/2018                                                                 97
                            60       AMT, 6.20% due 7/01/2027                                                            63
                           500   Portland, Oregon, M/F Housing Authority Revenue Bonds (Lovejoy Station
                                 Apartments Project), AMT, 5.90% due 7/01/2023 (f)                                      527
                         1,000   Portland, Oregon, Sewer System Revenue Bonds, Series A, 5.75% due 8/01/2018 (e)      1,122
                                 Portland, Oregon, Urban Renewal and Redevelopment Revenue Refunding Bonds,
                                 Series A (c):
                         1,000       (Downtown Waterfront), 5.75% due 6/15/2018                                       1,128
                         3,190       (South Park Blocks), 5.75% due 6/15/2018                                         3,597

Pennsylvania--0.9%       2,220   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds,
                                 5.75% due 12/01/2017 (f)                                                             2,523
                         4,000   Pennsylvania State Higher Educational Facilities Authority Revenue Bonds
                                 (University of Pennsylvania Medical Center Health System), Series A, 6%
                                 due 1/15/2031                                                                        4,286
                         1,265   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development, 7.75%
                                 due 12/01/2017                                                                       1,293
                         5,000   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Refunding
                                 Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031                              5,287

Rhode Island--0.6%       6,815   Rhode Island State Economic Development Corporation, Airport Revenue Bonds,
                                 Series B, 6% due 7/01/2028 (e)                                                       7,699
                         1,000   Rhode Island State Economic Development Corporation Revenue Bonds (Providence
                                 Place Mall), 6.125% due 7/01/2020 (m)                                                1,128

South Carolina--1.3%             Medical University Hospital Authority, South Carolina, Hospital Facilities
                                 Revenue Refunding Bonds (j):
                         2,450       6.50% due 8/15/2012                                                              2,928
                         5,400       Series A, 6.375% due 8/15/2012                                                   6,409
                                 Piedmont Municipal Power Agency, South Carolina, Electric Revenue Refunding
                                 Bonds (e):
                         1,745       6.75% due 1/01/2019                                                              2,221
                         1,255       6.75% due 1/01/2019 (n)                                                          1,629
                         5,000   South Carolina Jobs EDA, Residential Care Facilities Revenue Bonds (South
                                 Carolina Episcopal--Still Hopes Residence Project), Series A, 6.375% due
                                 5/15/2032                                                                            5,040

South Dakota--0.3%       3,750   Pierre, South Dakota, School District Number 32-2, GO, 5.75% due
                                 08/01/2010 (h)(j)                                                                    4,288


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
Tennessee--2.1%                  Chattanooga, Tennessee, Industrial Development Board, Lease Rent Revenue
                                 Bonds (Southside Redevelopment Corporation) (c):
                       $ 4,485       5.75% due 10/01/2017                                                       $     5,046
                         3,740       5.75% due 10/01/2018                                                             4,208
                         1,000   Johnson City, Tennessee, Health and Educational Facilities Board, Retirement
                                 Facility Revenue Bonds (Appalachian Christian Village Project), Series A,
                                 6.25% due 2/15/2032                                                                    995
                         4,950   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling Facility--
                                 Calhoun Newsprint), AMT, 7.40% due 12/01/2022                                        4,975
                         5,000   Metropolitan Government of Nashville and Davidson County, Tennessee, GO,
                                 5.875% due 5/15/2026                                                                 5,256
                                 Shelby County, Tennessee, Health, Educational and Housing Facility Board,
                                 Hospital Revenue Refunding Bonds (Methodist Healthcare):
                         4,380       6.50% due 09/01/2012 (j)                                                         5,285
                         2,920       6.50% due 9/01/2026 (n)                                                          3,513

Texas--13.8%                     Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.):
                         5,300       First Tier, Series A, 6.60% due 1/01/2021                                        5,640
                         2,300       First Tier, Series A, 6.70% due 1/01/2028                                        2,459
                         6,740       Trust Certificates, Second Tier, Series B, 6% due 1/01/2023                      7,145
                        10,630   Austin, Texas, Revenue Bonds (Town Lake Community Events Center Venue), 6.20%
                                 due 11/15/2029 (e)                                                                  12,000
                                 Bexar County, Texas, Health Facilities Development Corporation, Revenue
                                 Refunding Bonds (Army Retirement Residence Project):
                           600       6.125% due 7/01/2022                                                               641
                         1,750       6.30% due 7/01/2032                                                              1,851
                         2,280   Brazos River Authority, Texas, PCR, Refunding (Texas Utility Company), AMT,
                                 Series A, 7.70% due 4/01/2033                                                        2,706
                         4,250   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant Energy Inc.
                                 Project), Series B, 7.75% due 12/01/2018                                             4,689
                         3,700   Brazos River, Texas, Harbor Navigation District, Brazoria County Environmental
                                 Revenue Refunding Bonds (Dow Chemical Company Project), AMT, Series A-7, 6.625%
                                 due 5/15/2033                                                                        4,080
                         1,045   Central Texas Housing Finance Corporation, S/F Mortgage Revenue Bonds (GNMA
                                 Mortgage Program), AMT, 8.20% due 6/28/2017 (b)(d)                                   1,056
                         3,620   Dallas-Fort Worth, Texas, International Airport Facility, Improvement
                                 Corporation Revenue Bonds (Learjet Inc.), AMT, Series 2001-A-1, 6.15%
                                 due 1/01/2016                                                                        3,651
                        18,250   Dallas-Fort Worth, Texas, International Airport Revenue Bonds, DRIVERS, AMT,
                                 Series 201, 9.739% due 11/01/2024 (e)(g)                                            21,955
                         1,260   Fort Bend County, Texas, Municipal Utility District Number 23, GO, 6.625%
                                 due 9/01/2007 (j)(m)                                                                 1,400
                         1,400   Fort Worth, Texas, Certificates of Obligation, GO, 6.25% due 3/01/2005 (j)           1,410
                                 Gregg County, Texas, Health Facilities Development Corporation, Hospital
                                 Revenue Bonds (Good Shepherd Medical Center Project) (m):
                         1,000       6.875% due 10/01/2020                                                            1,164
                         3,500       6.375% due 10/01/2025                                                            3,983
                         2,465   Gulf Coast, Texas, Waste Disposal Authority, Revenue Refunding Bonds
                                 (International Paper Company), AMT, Series A, 6.10% due 8/01/2024                    2,604
                         2,500   Harris County, Texas, Health Facilities Development Corporation, Revenue
                                 Refunding Bonds (Saint Luke's Episcopal Hospital), Series A, 5.625% due
                                 2/15/2017                                                                            2,695
                         3,000   Houston, Texas, Airport System, Special Facilities Revenue Bonds (Continental
                                 Airlines Terminal Improvement), AMT, Series B, 6.125% due 7/15/2027                  2,327
                        22,000   Houston, Texas, Combined Utility System, First Lien Revenue Refunding Bonds,
                                 Series A, 5.125% due 5/15/2028 (f)                                                  22,913
                         8,080   Matagorda County, Texas, Navigation District Number 1 Revenue Refunding Bonds
                                 (Reliant Energy Inc.), Series C, 8% due 5/01/2029                                    8,955
                         7,350   Matagorda County, Texas, Port of Bay City Authority Revenue Bonds (Hoechst
                                 Celanese Corp. Project), AMT, 6.50% due 5/01/2026                                    7,331
                         1,000   Pflugerville, Texas, Independent Industrial School District, GO, 5.75% due
                                 8/15/2020                                                                            1,116
                         4,825   Port Corpus Christi, Texas, Individual Development Corporation, Environmental
                                 Facilities Revenue Bonds (Citgo Petroleum Corporation Project), AMT, 8.25% due
                                 11/01/2031                                                                           5,155
                         2,495   Red River Authority, Texas, PCR, Refunding (Celanese Project), Series A, 6.45%
                                 due 11/01/2030                                                                       2,528
                         1,000   Red River, Texas, Education Finance Revenue Bonds (Saint Mark's School--Texas
                                 Project), 6% due 8/15/2019                                                           1,106
                         2,025   South Plains, Texas, Housing Finance Corporation, S/F Mortgage Revenue Bonds,
                                 AMT, Series A, 7.30% due 9/01/2031 (i)                                               2,072


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)

                          Face
State                   Amount   Municipal Bonds                                                                   Value
Texas                            Southeast Texas, Housing Finance Corporation Revenue Bonds, AMT (d)(l):
(concluded)            $   225       Series A, 8% due 11/01/2025                                                $       229
                           245       Series B, 8.50% due 11/01/2025                                                     247
                                 Texas State Public Finance Authority, Building Revenue Bonds (h)(j):
                         2,100       (General Services Commission Project), Series A, 6% due 2/01/2010                2,410
                         1,000       (State Preservation Project), Series B, 6% due 8/01/2009                         1,141
                        45,000   Texas State Turnpike Authority, Central Texas Turnpike System Revenue
                                 Bonds, First Tier, Series A, 5.75% due 8/15/2038 (c)                                50,202
                         4,930   Upper Trinity Regional Water District, Texas, Water Revenue Bonds (Regional
                                 Treated Water Supply System), Series A, 6% due 8/01/2020 (e)                         5,579
                         2,305   Webster, Texas, GO, COP, Series A, 6% due 3/01/2021 (h)                              2,588

Virginia--0.6%           2,425   Chesterfield County, Virginia, IDA, PCR, Refunding (Virginia Electric and
                                 Power Company), Series B, 5.875% due 6/01/2017                                       2,667
                                 Norfolk, Virginia, Redevelopment and Housing Authority, First Mortgage
                                 Revenue Bonds (Retirement Community), Series A:
                           500       6% due 1/01/2025                                                                   501
                         1,100       6.125% due 1/01/2035                                                             1,101
                         4,250   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds, Senior
                                 Series A, 5.50% due 8/15/2028                                                        3,937

Washington--1.9%         2,065   Kitsap County, Washington, GO, 5.875% due 7/01/2020 (c)                              2,322
                         3,000   Port Seattle, Washington, Special Facilities Revenue Bonds, Series A, 6%
                                 due 9/01/2029 (f)                                                                    3,381
                         3,010   Seattle, Washington, Drain and Wastewater Utility Revenue Bonds, 5.75%
                                 due 11/01/2022 (f)                                                                   3,376
                                 Seattle, Washington, Housing Authority Revenue Bonds:
                         2,750       (Newholly Project), AMT, 6.25% due 12/01/2035                                    2,784
                         4,875       (Replacement Housing Project), 6.125% due 12/01/2032                             4,820
                         7,750   Tacoma, Washington, Electric System Revenue Refunding Bonds, Series A,
                                 5.75% due 1/01/2017 (h)                                                              8,768
                         1,625   University of Washington, University Revenue Bonds (Student Facilities Fee),
                                 5.875% due 6/01/2017 (h)                                                             1,838

West Virginia--0.5%      7,500   Upshur County, West Virginia, Solid Waste Disposal Revenue Bonds (TJ
                                 International Project), AMT, 7% due 7/15/2025                                        7,800

Wisconsin--0.6%          2,725   Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (f)                         2,784
                                 Wisconsin State Health and Educational Facilities Authority Revenue Bonds
                                 (Synergyhealth Inc.):
                         3,250       6% due 11/15/2023                                                                3,442
                         1,700       6% due 11/15/2032                                                                1,765

Wyoming--1.3%            8,400   Sweetwater County, Wyoming, PCR, Refunding (Idaho Power Company Project),
                                 Series A, 6.05% due 7/15/2026 (f)                                                    8,986
                         9,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                 Corporation Project), AMT, Series A, 7% due 6/01/2024                                9,162

Guam--0.0%                 115   Guam Housing Corporation, S/F Mortgage Revenue Bonds, AMT, Series A, 5.75%
                                 due 9/01/2031 (l)                                                                      126

Puerto Rico--2.3%                Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                                 Revenue Bonds:
                         8,045       5.75% due 7/01/2022                                                              8,977
                         1,000       Series B, 6% due 07/01/2005 (j)                                                  1,030
                         2,000       Series B, 5.875% due 7/01/2021 (f)                                               2,268
                           785   Puerto Rico Commonwealth, Public Improvement, GO, Refunding, 5.70% due
                                 7/01/2020 (f)                                                                          874
                        15,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series NN, 5.125%
                                 due 7/01/2029                                                                       15,517
                         2,000   Puerto Rico Industrial Tourist Educational, Medical and Environmental Control
                                 Facilities Revenue Bonds (Ascension Health), RIB, Series 377, 9.96% due
                                 11/15/2030 (g)                                                                       2,503
                           960   Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue
                                 Bonds, Series E, 5.50% due 8/01/2029                                                 1,015

U.S. Virgin              8,000   Virgin Islands Government Refinery Facilities Revenue Refunding Bonds
Islands--0.6%                    (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                                    8,750

                                 Total Municipal Bonds (Cost--$1,260,569)--94.5%                                  1,346,953


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Schedule of Investments (concluded)                                                National Portfolio        (In Thousands)

                        Shares
                          Held   Short-Term Securities                                                             Value
                        40,623   Merrill Lynch Institutional Tax-Exempt Fund*                                   $    40,623

                                 Total Short-Term Securities (Cost--$40,623)--2.9%                                   40,623


                      Total Investments (Cost--$1,301,192**)--97.4%                                               1,387,576
                      Other Assets Less Liabilities--2.6%                                                            36,869
                                                                                                                -----------
                      Net Assets--100.0%                                                                        $ 1,424,445
                                                                                                                ===========

(a) Connie Lee Insured.

(b) FHA Insured.

(c) AMBAC Insured.

(d) GNMA Collateralized.

(e) FGIC Insured.

(f) MBIA Insured.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) FSA Insured.

(i) FNMA/GNMA Collateralized.

(j) Prerefunded.

(k) XL Capital Insured.

(l) FHLMC Collateralized.

(m) Radian Insured.

(n) Escrowed to maturity.

(o) ACA Insured.

  * Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                     (in Thousands)

                                              Net          Dividend
    Affiliate                               Activity        Income

    Merrill Lynch Institutional
    Tax-Exempt Fund                          23,200          $206


 ** The cost and unrealized appreciation/depreciation of investments, as of December 31, 2004, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

    Aggregate cost                                   $    1,301,037
                                                     ==============
    Gross unrealized appreciation                    $       89,461
    Gross unrealized depreciation                           (2,922)
                                                     --------------
    Net unrealized appreciation                      $       86,539
                                                     ==============

    See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Statements of Assets and Liabilities
                                                                            Limited
                                                                            Maturity         Insured             National
As of December 31, 2004                                                    Portfolio        Portfolio           Portfolio
Assets

           Investments in unaffiliated securities, at value*           $   562,653,134    $ 1,049,465,571   $ 1,346,952,957
           Investments in affiliated securities, at value**                  7,203,784         24,316,723        40,623,245
           Cash                                                                 93,064             51,579            61,166
           Receivables:
               Interest                                                      6,949,329         15,645,168        23,846,447
               Securities sold                                                      --          3,700,000        17,795,706
               Capital shares sold                                              86,153             79,975         1,241,987
               Dividends from affiliates                                           347              1,173             1,959
           Prepaid expenses and other assets                                    61,555            783,733           438,095
                                                                       ---------------    ---------------   ---------------
           Total assets                                                    577,047,366      1,094,043,922     1,430,961,562
                                                                       ---------------    ---------------   ---------------

Liabilities

           Unrealized depreciation on forward interest rate swaps                   --             22,793                --
           Payables:
               Securities purchased                                                 --         16,321,085                --
               Dividends to shareholders                                       305,455          1,538,277         2,236,706
               Capital shares redeemed                                       5,293,103          1,313,244         3,033,412
               Distributor                                                      73,097            157,610           249,762
               Investment adviser                                              185,620            370,393           642,093
               Other affiliates                                                 35,127             67,692           146,838
           Accrued expenses and other liabilities                               93,203            119,624           208,051
                                                                       ---------------    ---------------   ---------------
           Total liabilities                                                 5,985,605         19,910,718         6,516,862
                                                                       ---------------    ---------------   ---------------

Net Assets

           Net assets                                                  $   571,061,761    $ 1,074,133,204   $ 1,424,444,700
                                                                       ===============    ===============   ===============

Net Assets Consist of

           Class A Common Stock, $.10 par value++                      $     1,871,513    $     2,261,308   $     2,097,969
           Class B Common Stock, $.10 par value++++                            506,933          1,313,548         1,867,304
           Class C Common Stock, $.10 par value++++++                        1,194,923            803,685           870,034
           Class I Common Stock, $.10 par value++++++++                      2,123,397          9,176,784         8,676,025
           Paid-in capital in excess of par                                568,269,841      1,004,290,205     1,393,545,427
                                                                       ---------------    ---------------   ---------------
           Undistributed investment income--net                                441,211          1,172,969           840,783
           Accumulated realized capital losses--net                        (2,326,589)       (11,161,616)      (69,836,716)
           Unrealized appreciation/depreciation--net                       (1,019,468)         66,276,321        86,383,874
                                                                       ---------------    ---------------   ---------------
           Total accumulated earnings (losses)--net                        (2,904,846)         56,287,674        17,387,941
                                                                       ---------------    ---------------   ---------------
           Net Assets                                                  $   571,061,761    $ 1,074,133,204   $ 1,424,444,700
                                                                       ===============    ===============   ===============


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Statements of Assets and Liabilities (concluded)
                                                                            Limited
                                                                            Maturity         Insured             National
As of December 31, 2004                                                    Portfolio        Portfolio           Portfolio
Net Asset Value

           Class A:
               Net assets                                              $   187,878,460    $   179,151,058   $   221,276,990
                                                                       ===============    ===============   ===============
               Shares outstanding                                           18,715,131         22,613,084        20,979,692
                                                                       ===============    ===============   ===============
               Net asset value and redemption price per share          $         10.04    $          7.92   $         10.55
                                                                       ===============    ===============   ===============
           Class B:
               Net assets                                              $    50,851,285    $   104,026,133   $   196,782,048
                                                                       ===============    ===============   ===============
               Shares outstanding                                            5,069,330         13,135,476        18,673,040
                                                                       ===============    ===============   ===============
               Net asset value and redemption price per share          $         10.03    $          7.92   $         10.54
                                                                       ===============    ===============   ===============
           Class C:
               Net assets                                              $   119,348,060    $    63,665,895   $    91,733,109
                                                                       ===============    ===============   ===============
               Shares outstanding                                           11,949,231          8,036,854         8,700,343
                                                                       ===============    ===============   ===============
               Net asset value and redemption price per share          $          9.99    $          7.92   $         10.54
                                                                       ===============    ===============   ===============
           Class I:
               Net assets                                              $   212,983,956    $   727,290,118   $   914,652,553
                                                                       ===============    ===============   ===============
               Shares outstanding                                           21,233,965         91,767,836        86,760,253
                                                                       ===============    ===============   ===============
               Net asset value and redemption price per share          $         10.03    $          7.93   $         10.54
                                                                       ===============    ===============   ===============
             * Identified cost                                         $   563,672,602    $   983,166,457   $ 1,260,569,083
                                                                       ===============    ===============   ===============
            ** Identified cost for affiliated securities               $     7,203,784    $    24,316,723   $    40,623,245
                                                                       ===============    ===============   ===============
            ++ Authorized shares--Class A                                  150,000,000        500,000,000       375,000,000
                                                                       ===============    ===============   ===============
          ++++ Authorized shares--Class B                                  150,000,000        375,000,000       375,000,000
                                                                       ===============    ===============   ===============
        ++++++ Authorized shares--Class C                                  150,000,000        375,000,000       375,000,000
                                                                       ===============    ===============   ===============
      ++++++++ Authorized shares--Class I                                  150,000,000        500,000,000       375,000,000
                                                                       ===============    ===============   ===============

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Statements of Operations
                                                                            Limited
                                                                            Maturity         Insured             National
For the Six Months Ended December 31, 2004                                 Portfolio        Portfolio           Portfolio
Investment Income

           Interest                                                    $     6,854,261    $    27,879,521   $    41,153,006
           Dividends from affiliates                                           127,475            203,359           205,706
           Dividends                                                                --            735,749                --
                                                                       ---------------    ---------------   ---------------
           Total income                                                      6,981,736         28,818,629        41,358,712
                                                                       ---------------    ---------------   ---------------

Expenses

           Investment advisory fees                                          1,103,214          2,025,988         3,454,283
           Account maintenance and distribution fees--Class C                  241,381            258,538           342,013
           Accounting services                                                 115,978            166,279           214,051
           Account maintenance fees--Class A                                   113,914            234,264           275,010
           Account maintenance and distribution fees--Class B                  102,792            414,706           791,109
           Registration fees                                                    44,615             30,555            35,351
           Transfer agent fees--Class I                                         36,564            134,859           306,859
           Transfer agent fees--Class A                                         35,492             33,649            72,338
           Transfer agent fees--Class C                                         25,361             14,163            31,715
           Professional fees                                                    23,407             28,189            33,109
           Printing and shareholder reports                                     22,006             32,619            41,222
           Custodian fees                                                       16,933             26,443            35,301
           Transfer agent fees--Class B                                         11,466             24,242            78,764
           Pricing services                                                     10,792             11,186            28,447
           Directors' fees and expenses                                          7,124             10,400            13,709
           Other                                                                22,631             29,187            31,586
                                                                       ---------------    ---------------   ---------------
           Total expenses before waiver                                      1,933,670          3,475,267         5,784,867
           Waiver of expenses                                                 (19,385)           (32,198)          (31,953)
                                                                       ---------------    ---------------   ---------------
           Total expenses after waiver                                       1,914,285          3,443,069         5,752,914
                                                                       ---------------    ---------------   ---------------
           Investment income--net                                            5,067,451         25,375,560        35,605,798
                                                                       ---------------    ---------------   ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                              (692,087)          5,543,490         7,636,534
               Forward interest rate swaps--net                                     --          (848,984)                --
                                                                       ---------------    ---------------   ---------------
           Total realized gain (loss)--net                                   (692,087)          4,694,506         7,636,534
                                                                       ---------------    ---------------   ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                              (149,477)         26,896,007        27,015,335
               Forward interest rate swaps--net                                     --            259,072                --
                                                                       ---------------    ---------------   ---------------
           Total unrealized appreciation/depreciation--net                   (149,477)         27,155,079        27,015,335
                                                                       ---------------    ---------------   ---------------
           Total realized and unrealized gain (loss)--net                    (841,564)         31,849,585        34,651,869
                                                                       ---------------    ---------------   ---------------
           Net Increase in Net Assets Resulting from Operations        $     4,225,887    $    57,225,145   $    70,257,667
                                                                       ===============    ===============   ===============

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Statements of Changes in Net Assets                                                              Limited Maturity Portfolio
                                                                                              For the Six        For the
                                                                                              Months Ended      Year Ended
                                                                                              December 31,       June 30,
Increase (Decrease) in Net Assets:                                                                2004             2004
Operations

           Investment income--net                                                         $     5,067,451   $    12,246,871
           Realized loss--net                                                                   (692,087)       (1,056,145)
           Change in unrealized depreciation--net                                               (149,477)       (8,070,447)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 4,225,887         3,120,279
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                        (1,810,547)       (4,538,777)
               Class B                                                                          (391,074)       (1,050,664)
               Class C                                                                          (920,019)       (2,160,826)
               Class I                                                                        (1,987,091)       (4,488,624)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders                (5,108,731)      (12,238,891)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions               (124,030,272)      (14,166,003)
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                     (124,913,116)      (23,284,615)
           Beginning of period                                                                695,974,877       719,259,492
                                                                                          ---------------   ---------------
           End of period*                                                                 $   571,061,761   $   695,974,877
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $       441,211   $       482,491
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Statements of Changes in Net Assets (continued)                                                           Insured Portfolio
                                                                                              For the Six        For the
                                                                                              Months Ended      Year Ended
                                                                                              December 31,       June 30,
Increase (Decrease) in Net Assets:                                                                2004             2004
Operations

           Investment income--net                                                         $    25,375,560   $    57,675,729
           Realized gain--net                                                                   4,694,506         5,207,367
           Change in unrealized appreciation--net                                              27,155,079      (62,104,593)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                57,225,145           778,503
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                        (4,187,587)       (8,990,802)
               Class B                                                                        (2,191,442)       (5,785,538)
               Class C                                                                        (1,263,449)       (2,766,852)
               Class I                                                                       (17,721,265)      (40,101,428)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (25,363,743)      (57,644,620)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                (47,362,823)     (123,327,160)
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                      (15,501,421)     (180,193,277)
           Beginning of period                                                              1,089,634,625     1,269,827,902
                                                                                          ---------------   ---------------
           End of period*                                                                 $ 1,074,133,204   $ 1,089,634,625
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $     1,172,969   $     1,161,152
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Statements of Changes in Net Assets (concluded)                                                          National Portfolio
                                                                                              For the Six        For the
                                                                                              Months Ended      Year Ended
                                                                                              December 31,       June 30,
Increase (Decrease) in Net Assets:                                                                2004             2004
Operations

           Investment income--net                                                         $    35,605,798   $    61,264,642
           Realized gain (loss)--net                                                            7,636,534       (1,437,730)
           Change in unrealized appreciation--net                                              27,015,335      (32,654,407)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                70,257,667        27,172,505
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                        (5,342,608)      (10,513,482)
               Class B                                                                        (4,589,899)      (12,045,994)
               Class C                                                                        (1,836,540)       (3,332,550)
               Class I                                                                       (23,802,111)      (35,485,746)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (35,571,158)      (61,377,772)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net increase (decrease) in net assets derived from capital share transactions     (17,699,888)       217,980,200
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                        16,986,621       183,774,933
           Beginning of period                                                              1,407,458,079     1,223,683,146
                                                                                          ---------------   ---------------
           End of period*                                                                 $ 1,424,444,700   $ 1,407,458,079
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $       840,783   $       806,143
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Financial Highlights                                                                             Limited Maturity Portfolio
                                                                                        Class A
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $    10.06   $    10.18   $    10.14   $    10.06   $     9.86
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .08++        .17++        .24++          .32          .38
           Realized and unrealized gain (loss)--net               (.02)        (.12)          .04          .08          .20
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .06          .05          .28          .40          .58
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income                  (.08)        (.17)        (.24)        (.32)        (.38)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.04   $    10.06   $    10.18   $    10.14   $    10.06
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   .61%+++         .50%        2.77%        3.99%        5.96%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                         .54%*         .52%         .52%         .56%         .54%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               .55%*         .53%         .53%         .56%         .54%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                1.58%*        1.68%        2.31%        3.13%        3.80%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  187,878   $  244,741   $  248,454   $  140,744   $   42,619
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    28.38%       69.08%       44.61%       74.74%       51.94%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)                                                                 Limited Maturity Portfolio
                                                                                        Class B
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $    10.05   $    10.17   $    10.13   $    10.06   $     9.86
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .07++        .14++        .21++          .29          .35
           Realized and unrealized gain (loss)--net               (.02)        (.12)          .04          .07          .20
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .05          .02          .25          .36          .55
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income                  (.07)        (.14)        (.21)        (.29)        (.35)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.03   $    10.05   $    10.17   $    10.13   $    10.06
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   .48%+++         .24%        2.51%        3.62%        5.69%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                         .80%*         .77%         .78%         .82%         .80%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               .80%*         .78%         .79%         .82%         .80%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                1.32%*        1.43%        2.10%        2.87%        3.55%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   50,851   $   63,135   $   83,886   $   81,967   $   31,480
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    28.38%       69.08%       44.61%       74.74%       51.94%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)                                                                 Limited Maturity Portfolio
                                                                                        Class C
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $    10.01   $    10.13   $    10.09   $    10.01   $     9.82
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .07++        .14++        .19++          .29          .35
           Realized and unrealized gain (loss)--net               (.02)        (.12)          .06          .08          .19
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .05          .02          .25          .37          .54
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income                  (.07)        (.14)        (.21)        (.29)        (.35)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.99   $    10.01   $    10.13   $    10.09   $    10.01
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   .48%+++         .23%        2.52%        3.72%        5.59%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                         .80%*         .77%         .78%         .82%         .81%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               .80%*         .78%         .79%         .82%         .81%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                1.32%*        1.42%        1.92%        2.91%        3.53%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  119,348   $  144,656   $  135,782   $    1,596   $      602
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    28.38%       69.08%       44.61%       74.74%       51.94%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)                                                                 Limited Maturity Portfolio
                                                                                        Class I
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $    10.05   $    10.17   $    10.13   $    10.05   $     9.85
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .09++        .18++        .27++          .34          .39
           Realized and unrealized gain (loss)--net               (.02)        (.12)          .02          .08          .20
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .07          .06          .29          .42          .59
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income                  (.09)        (.18)        (.25)        (.34)        (.39)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.03   $    10.05   $    10.17   $    10.13   $    10.05
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   .66%+++         .59%        2.87%        4.10%        6.07%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                         .44%*         .42%         .42%         .46%         .44%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               .45%*         .43%         .43%         .46%         .44%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                1.68%*        1.78%        2.44%        3.30%        3.91%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  212,984   $  243,443   $  251,137   $  204,936   $  191,481
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    28.38%       69.08%       44.61%       74.74%       51.94%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)                                                                          Insured Portfolio
                                                                                        Class A
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $     7.70   $     8.07   $     7.79   $     7.69   $     7.36
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                               .18++++      .38++++      .39++++          .39          .37
           Realized and unrealized gain (loss)--net                 .22        (.37)          .28          .10          .33
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .40          .01          .67          .49          .70
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.18)        (.38)        (.39)        (.39)        (.37)
               Realized gain--net                                    --           --           --         --++           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.18)        (.38)        (.39)        (.39)        (.37)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     7.92   $     7.70   $     8.07   $     7.79   $     7.69
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  5.21%+++         .10%        8.77%        6.63%        9.74%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                         .70%*         .71%         .71%         .72%         .70%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               .71%*         .71%         .71%         .72%         .70%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                4.47%*        4.79%        4.88%        5.10%        4.94%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  179,151   $  183,007   $  187,805   $  161,110   $  145,688
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    23.57%       49.27%       38.17%       32.78%       64.39%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amount is less than $(.01) per share.

          ++++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)                                                                          Insured Portfolio
                                                                                        Class B
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $     7.69   $     8.07   $     7.79   $     7.68   $     7.36
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                               .16++++      .34++++      .35++++          .36          .34
           Realized and unrealized gain (loss)--net                 .23        (.38)          .28          .11          .32
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .39        (.04)          .63          .47          .66
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.16)        (.34)        (.35)        (.36)        (.34)
               Realized gain--net                                    --           --           --         --++           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.16)        (.34)        (.35)        (.36)        (.34)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     7.92   $     7.69   $     8.07   $     7.79   $     7.68
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  5.08%+++       (.53%)        8.21%        6.23%        9.04%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                        1.21%*        1.21%        1.22%        1.23%        1.21%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              1.22%*        1.22%        1.22%        1.23%        1.21%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                3.97%*        4.29%        4.38%        4.58%        4.43%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  104,026   $  111,524   $  160,177   $  182,241   $  223,710
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    23.57%       49.27%       38.17%       32.78%       64.39%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amount is less than $(.01) per share.

          ++++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)                                                                          Insured Portfolio
                                                                                        Class C
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $     7.69   $     8.07   $     7.79   $     7.68   $     7.36
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                               .16++++      .33++++      .34++++          .35          .33
           Realized and unrealized gain (loss)--net                 .23        (.38)          .28          .11          .32
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .39        (.05)          .62          .46          .65
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.16)        (.33)        (.34)        (.35)        (.33)
               Realized gain--net                                    --           --           --         --++           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.16)        (.33)        (.34)        (.35)        (.33)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     7.92   $     7.69   $     8.07   $     7.79   $     7.68
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  5.05%+++       (.58%)        8.16%        6.18%        8.99%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                        1.26%*        1.26%        1.27%        1.28%        1.26%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              1.27%*        1.27%        1.27%        1.28%        1.26%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                3.91%*        4.23%        4.31%        4.56%        4.38%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   63,666   $   61,794   $   66,089   $   34,541   $   14,392
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    23.57%       49.27%       38.17%       32.78%       64.39%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amount is less than $(.01) per share.

          ++++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)                                                                          Insured Portfolio
                                                                                        Class I
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $     7.70   $     8.07   $     7.80   $     7.69   $     7.36
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                               .19++++      .40++++      .41++++          .41          .39
           Realized and unrealized gain (loss)--net                 .23        (.37)          .27          .11          .33
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .42          .03          .68          .52          .72
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.19)        (.40)        (.41)        (.41)        (.39)
               Realized gain--net                                    --           --           --         --++           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.19)        (.40)        (.41)        (.41)        (.39)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     7.93   $     7.70   $     8.07   $     7.80   $     7.69
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  5.48%+++         .35%        8.88%        7.03%       10.01%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                         .45%*         .46%         .46%         .47%         .45%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               .46%*         .46%         .46%         .47%         .45%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                4.72%*        5.04%        5.13%        5.35%        5.19%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  727,290   $  733,310   $  855,757   $  878,018   $  920,597
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    23.57%       49.27%       38.17%       32.78%       64.39%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Amount is less than $(.01) per share.

          ++++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)                                                                         National Portfolio
                                                                                        Class A
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $    10.29   $    10.54   $    10.27   $    10.15   $     9.71
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                .26+++       .52+++       .53+++          .53          .52
           Realized and unrealized gain (loss)--net                 .26        (.25)          .27          .12          .44
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .52          .27          .80          .65          .96
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.26)        (.52)        (.53)        (.53)        (.52)
               Realized gain--net                                    --           --           --         --++           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.26)        (.52)        (.53)        (.53)        (.52)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.55   $    10.29   $    10.54   $    10.27   $    10.15
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                 5.08%++++        2.62%        7.98%        6.72%       10.04%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                        .85%**         .85%         .84%         .87%         .83%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              .85%**         .85%         .84%         .87%         .83%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                               4.86%**        4.97%        5.10%        5.30%        5.16%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  221,277   $  207,376   $  200,108   $  137,225   $  124,082
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    13.97%       22.46%       37.75%       35.75%       80.88%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Annualized.

            ++ Amount is less than $(.01) per share.

          ++++ Aggregate total investment return.

           +++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)                                                                         National Portfolio
                                                                                        Class B
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $    10.28   $    10.53   $    10.26   $    10.14   $     9.70
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                .23+++       .47+++       .48+++          .53          .46
           Realized and unrealized gain (loss)--net                 .26        (.26)          .27          .12          .44
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .49          .21          .75          .65          .90
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.23)        (.46)        (.48)        (.53)        (.46)
               Realized gain--net                                    --           --           --         --++           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.23)        (.46)        (.48)        (.53)        (.46)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.54   $    10.28   $    10.53   $    10.26   $    10.14
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                 4.82%++++        2.10%        7.43%        6.18%        9.49%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                       1.36%**        1.35%        1.34%        1.38%        1.34%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                             1.36%**        1.36%        1.35%        1.38%        1.34%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                               4.36%**        4.47%        4.59%        4.80%        4.67%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  196,782   $  217,814   $  321,477   $  295,827   $  227,592
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    13.97%       22.46%       37.75%       35.75%       80.88%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Annualized.

            ++ Amount is less than $(.01) per share.

          ++++ Aggregate total investment return.

           +++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)                                                                         National Portfolio
                                                                                        Class C
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $    10.29   $    10.54   $    10.26   $    10.14   $     9.71
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                .23+++       .46+++       .47+++          .53          .46
           Realized and unrealized gain (loss)--net                 .25        (.25)          .28          .12          .43
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .48          .21          .75          .65          .89
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.23)        (.46)        (.47)        (.53)        (.46)
               Realized gain--net                                    --           --           --         --++           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.23)        (.46)        (.47)        (.53)        (.46)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.54   $    10.29   $    10.54   $    10.26   $    10.14
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                 4.69%++++        2.05%        7.48%        6.13%        9.33%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                       1.41%**        1.40%        1.39%        1.43%        1.39%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                             1.41%**        1.41%        1.40%        1.43%        1.39%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                               4.30%**        4.42%        4.54%        4.76%        4.61%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   91,733   $   74,849   $   77,906   $   52,822   $   31,880
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    13.97%       22.46%       37.75%       35.75%       80.88%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Annualized.

            ++ Amount is less than $(.01) per share.

          ++++ Aggregate total investment return.

           +++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Financial Highlights (concluded)                                                                         National Portfolio
                                                                                        Class I
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $    10.29   $    10.54   $    10.26   $    10.14   $     9.70
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                .27+++       .55+++       .56+++          .62          .54
           Realized and unrealized gain (loss)--net                 .25        (.25)          .28          .12          .44
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .52          .30          .84          .74          .98
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.27)        (.55)        (.56)        (.62)        (.54)
               Realized gain--net                                    --           --           --         --++           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.27)        (.55)        (.56)        (.62)        (.54)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.54   $    10.29   $    10.54   $    10.26   $    10.14
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                 5.12%++++        2.88%        8.34%        6.98%       10.32%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                        .60%**         .60%         .59%         .62%         .58%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              .60%**         .60%         .59%         .62%         .58%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                               5.11%**        5.23%        5.35%        5.55%        5.42%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  914,653   $  907,419   $  624,192   $  626,935   $  653,685
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    13.97%       22.46%       37.75%       35.75%       80.88%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Annualized.

            ++ Amount is less than $(.01) per share.

          ++++ Aggregate total investment return.

           +++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Municipal Bond Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On January 3, 2005, the Limited Maturity Portfolio changed its name to the Short-Term Portfolio. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund's Portfolios offer multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Portfolio.

All Portfolios: Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models.
The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets.

* Financial futures contracts--The Fund's Portfolios may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios' amortize all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.


                                           Rate of Advisory Fee

Aggregate of Average Daily         Limited
Net Assets of the Three            Maturity    Insured      National
Combined Portfolios               Portfolio   Portfolio    Portfolio

Not exceeding $250 million          .40 %        .40 %        .50 %
In excess of $250 million but
   not exceeding $400 million       .375         .375         .475
In excess of $400 million but
   not exceeding $550 million       .35          .375         .475
In excess of $550 million but
   not exceeding $1.5 billion       .325         .375         .475
In excess of $1.5 billion           .325         .35          .475


FAM has agreed to reimburse its advisory fee for each Portfolio by the amount of advisory fee each Portfolio pays to FAM indirectly through each Portfolio's investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended December 31, 2004, FAM reimbursed Limited Maturity Portfolio, Insured Portfolio and National Portfolio in the amounts of $19,385, $32,198 and $31,953, respectively.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Account Maintenance Fees

Portfolio                        Class A      Class B      Class C

Limited Maturity                   .10%         .15%         .15%
Insured                            .25%         .25%         .25%
National                           .25%         .25%         .25%


                                           Distribution Fees

Portfolio                        Class A      Class B      Class C

Limited Maturity                    --          .20%         .20%
Insured                             --          .50%         .55%
National                            --          .50%         .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares follows:

                                 FAMD                  MLPF&S

Portfolio                 Class A    Class I      Class A    Class I

Limited Maturity         $    949    $   150     $  9,337   $  1,235
Insured                  $  2,831    $ 2,845     $ 31,184   $ 17,223
National                 $ 10,292    $ 7,087     $ 74,821   $ 34,648


For the six months ended December 31, 2004, MLPF&S received contingent deferred sales charges of $189,077 relating to transactions in Class B Shares, amounting to $34,826, $42,281 and $111,970 in the Limited Maturity, Insured and National Portfolios, respectively, and $30,398 relating to transactions in Class C Shares, amounting to $18,894, $2,483 and $9,021 in the Limited Maturity, Insured and National Portfolios, respectively.

In addition, MLPF&S received $1,000 in commissions on the execution of portfolio transactions in the Insured Portfolio for the six months ended December 31, 2004.

For the six months ended December 31, 2004, the Fund reimbursed FAM $7,746, $11,913 and $15,771 in the Limited Maturity, Insured and
National Portfolios, respectively, for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2004 were as follows:


                                     Purchases                 Sales

Limited Maturity Portfolio       $ 150,903,790         $ 214,685,640
Insured Portfolio                $ 251,197,002         $ 297,956,915
National Portfolio               $ 190,485,927         $ 221,330,994


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the six months ended December 31, 2004 and for the year ended June 30, 2004 were $(124,030,272) and $(14,166,003), respectively, for the Limited Maturity Portfolio; $(47,362,823) and $(123,327,160), respectively, for the Insured Portfolio; $(17,699,888) and $217,980,200, respectively, for the National Portfolio.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


Transactions in capital shares for each class were as follows:


Limited Maturity Portfolio

Class A Shares for the
Six Months Ended                                                 Dollar
December 31, 2004                             Shares             Amount

Shares sold                                3,047,057    $    30,688,399
Automatic conversion of shares               101,101          1,018,183
Shares issued to shareholders
   in reinvestment of dividends               92,035            926,841
                                      --------------    ---------------
Total issued                               3,240,193         32,633,423
Shares redeemed                          (8,863,502)       (89,223,050)
                                      --------------    ---------------
Net decrease                             (5,623,309)    $  (56,589,627)
                                      ==============    ===============


Limited Maturity Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                               16,779,060    $   170,216,123
Automatic conversion of shares               774,841          7,859,627
Shares issued to shareholders
   in reinvestment of dividends              259,274          2,627,508
                                      --------------    ---------------
Total issued                              17,813,175        180,703,258
Shares redeemed                         (17,884,341)      (181,029,076)
                                      --------------    ---------------
Net decrease                                (71,166)    $     (325,818)
                                      ==============    ===============


Limited Maturity Portfolio

Class B Shares for the
Six Months Ended                                                 Dollar
December 31, 2004                             Shares             Amount

Shares sold                                  233,504    $     2,348,901
Shares issued to shareholders
   in reinvestment of dividends               24,241            243,890
                                      --------------    ---------------
Total issued                                 257,745          2,592,791
                                      --------------    ---------------
Automatic conversion of shares             (101,151)        (1,018,183)
Shares redeemed                          (1,370,306)       (13,782,897)
                                      --------------    ---------------
Total redeemed                           (1,471,457)       (14,801,080)
                                      --------------    ---------------
Net decrease                             (1,213,712)    $  (12,208,289)
                                      ==============    ===============


Limited Maturity Portfolio

Class B Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                1,583,097    $    16,032,729
Shares issued to shareholders
   in reinvestment of dividends               66,270            671,027
                                      --------------    ---------------
Total issued                               1,649,367         16,703,756
                                      --------------    ---------------
Automatic conversion of shares             (775,261)        (7,859,627)
Shares redeemed                          (2,838,410)       (28,733,527)
                                      --------------    ---------------
Total redeemed                           (3,613,671)       (36,593,154)
                                      --------------    ---------------
Net decrease                             (1,964,304)    $  (19,889,398)
                                      ==============    ===============


Limited Maturity Portfolio

Class C Shares for the
Six Months Ended                                                 Dollar
December 31, 2004                             Shares             Amount

Shares sold                                1,041,542    $    10,434,755
Shares issued to shareholders
   in reinvestment of dividends               58,137            582,494
                                      --------------    ---------------
Total issued                               1,099,679         11,017,249
Shares redeemed                          (3,608,713)       (36,130,568)
                                      --------------    ---------------
Net decrease                             (2,509,034)    $  (25,113,319)
                                      ==============    ===============


Limited Maturity Portfolio

Class C Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                7,434,781    $    74,991,846
Shares issued to shareholders
   in reinvestment of dividends              138,151          1,392,490
                                      --------------    ---------------
Total issued                               7,572,932         76,384,336
Shares redeemed                          (6,522,342)       (65,705,019)
                                      --------------    ---------------
Net increase                               1,050,590    $    10,679,317
                                      ==============    ===============


Limited Maturity Portfolio

Class I Shares for the
Six Months Ended                                                 Dollar
December 31, 2004                             Shares             Amount

Shares sold                                1,285,265    $    12,926,374
Shares issued to shareholders
   in reinvestment of dividends              119,938          1,206,662
                                      --------------    ---------------
Total issued                               1,405,203         14,133,036
Shares redeemed                          (4,400,308)       (44,252,073)
                                      --------------    ---------------
Net decrease                             (2,995,105)    $  (30,119,037)
                                      ==============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


Limited Maturity Portfolio

Class I Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                7,654,936    $    77,520,808
Shares issued to shareholders
   in reinvestment of dividends              279,125          2,825,785
                                      --------------    ---------------
Total issued                               7,934,061         80,346,593
Shares redeemed                          (8,397,998)       (84,976,697)
                                      --------------    ---------------
Net decrease                               (463,937)    $   (4,630,104)
                                      ==============    ===============


Insured Portfolio

Class A Shares for the
Six Months Ended                                                 Dollar
December 31, 2004                             Shares             Amount

Shares sold                                  430,968    $     3,386,481
Automatic conversion of shares               505,789          3,987,719
Shares issued to shareholders
   in reinvestment of dividends              257,972          2,034,857
                                      --------------    ---------------
Total issued                               1,194,729          9,409,057
Shares redeemed                          (2,363,940)       (18,609,609)
                                      --------------    ---------------
Net decrease                             (1,169,211)    $   (9,200,552)
                                      ==============    ===============


Insured Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                1,293,482    $    10,118,653
Automatic conversion of shares             2,938,903         23,195,012
Shares issued to shareholders
   in reinvestment of dividends              542,688          4,271,669
                                      --------------    ---------------
Total issued                               4,775,073         37,585,334
Shares redeemed                          (4,263,021)       (33,478,095)
                                      --------------    ---------------
Net increase                                 512,052    $     4,107,239
                                      ==============    ===============


Insured Portfolio

Class B Shares for the
Six Months Ended                                                 Dollar
December 31, 2004                             Shares             Amount

Shares sold                                  170,002    $     1,337,806
Shares issued to shareholders
   in reinvestment of dividends              119,473            941,549
                                      --------------    ---------------
Total issued                                 289,475          2,279,355
                                      --------------    ---------------
Automatic conversion of shares             (505,789)        (3,987,719)
Shares redeemed                          (1,146,400)        (9,014,211)
                                      --------------    ---------------
Total redeemed                           (1,652,189)       (13,001,930)
                                      --------------    ---------------
Net decrease                             (1,362,714)    $  (10,722,575)
                                      ==============    ===============


Insured Portfolio

Class B Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                  899,906    $     7,113,726
Shares issued to shareholders
   in reinvestment of dividends              325,764          2,563,893
                                      --------------    ---------------
Total issued                               1,225,670          9,677,619
                                      --------------    ---------------
Automatic conversion of shares           (2,939,322)       (23,195,012)
Shares redeemed                          (3,642,371)       (28,526,319)
                                      --------------    ---------------
Total redeemed                           (6,581,693)       (51,721,331)
                                      --------------    ---------------
Net decrease                             (5,356,023)    $  (42,043,712)
                                      ==============    ===============


Insured Portfolio

Class C Shares for the
Six Months Ended                                                 Dollar
December 31, 2004                             Shares             Amount

Shares sold                                  607,883    $     4,789,662
Shares issued to shareholders
   in reinvestment of dividends               84,583            667,091
                                      --------------    ---------------
Total issued                                 692,466          5,456,753
Shares redeemed                            (686,639)        (5,402,299)
                                      --------------    ---------------
Net increase                                   5,827    $        54,454
                                      ==============    ===============


Insured Portfolio

Class C Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                1,599,948    $    12,660,609
Shares issued to shareholders
   in reinvestment of dividends              187,529          1,476,225
                                      --------------    ---------------
Total issued                               1,787,477         14,136,834
Shares redeemed                          (1,946,278)       (15,252,191)
                                      --------------    ---------------
Net decrease                               (158,801)    $   (1,115,357)
                                      ==============    ===============


Insured Portfolio

Class I Shares for the
Six Months Ended                                                 Dollar
December 31, 2004                             Shares             Amount

Shares sold                                  460,793    $     3,623,487
Shares issued to shareholders
   in reinvestment of dividends              927,479          7,316,174
                                      --------------    ---------------
Total issued                               1,388,272         10,939,661
Shares redeemed                          (4,882,377)       (38,433,811)
                                      --------------    ---------------
Net decrease                             (3,494,105)    $  (27,494,150)
                                      ==============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


Insured Portfolio

Class I Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                1,834,025    $    14,548,109
Shares issued to shareholders
   in reinvestment of dividends            2,141,518         16,867,743
                                      --------------    ---------------
Total issued                               3,975,543         31,415,852
Shares redeemed                         (14,710,762)      (115,691,182)
                                      --------------    ---------------
Net decrease                            (10,735,219)    $  (84,275,330)
                                      ==============    ===============


National Portfolio

Class A Shares for the
Six Months Ended                                                 Dollar
December 31, 2004                             Shares             Amount

Shares sold                                3,093,108    $    32,271,346
Automatic conversion of shares               905,283          9,486,854
Shares issued to shareholders
   in reinvestment of dividends              228,946          2,404,002
                                      --------------    ---------------
Total issued                               4,227,337         44,162,202
Shares redeemed                          (3,397,399)       (35,426,536)
                                      --------------    ---------------
Net increase                                 829,938    $     8,735,666
                                      ==============    ===============


National Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                3,242,405    $    34,070,043
Automatic conversion of shares             3,679,692         38,392,291
Shares issued to shareholders
   in reinvestment of dividends              468,701          4,887,876
                                      --------------    ---------------
Total issued                               7,390,798         77,350,210
Shares redeemed                          (6,225,568)       (64,975,100)
                                      --------------    ---------------
Net increase                               1,165,230    $    12,375,110
                                      ==============    ===============


National Portfolio

Class B Shares for the
Six Months Ended                                                 Dollar
December 31, 2004                             Shares             Amount

Shares sold                                  367,195    $     3,842,257
Shares issued to shareholders
   in reinvestment of dividends              178,322          1,870,732
                                      --------------    ---------------
Total issued                                 545,517          5,712,989
                                      --------------    ---------------
Automatic conversion of shares             (905,995)        (9,486,854)
Shares redeemed                          (2,148,276)       (22,472,877)
                                      --------------    ---------------
Total redeemed                           (3,054,271)       (31,959,731)
                                      --------------    ---------------
Net decrease                             (2,508,754)    $  (26,246,742)
                                      ==============    ===============


National Portfolio

Class B Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                1,044,188    $    10,862,907
Shares issued to shareholders
   in reinvestment of dividends              485,738          5,059,800
                                      --------------    ---------------
Total issued                               1,529,926         15,922,707
                                      --------------    ---------------
Automatic conversion of shares           (3,682,766)       (38,392,291)
Shares redeemed                          (7,189,222)       (74,707,980)
                                      --------------    ---------------
Total redeemed                          (10,871,988)      (113,100,271)
                                      --------------    ---------------
Net decrease                             (9,342,062)    $  (97,177,564)
                                      ==============    ===============


National Portfolio

Class C Shares for the
Six Months Ended                                                 Dollar
December 31, 2004                             Shares             Amount

Shares sold                                2,064,425    $    21,637,778
Shares issued to shareholders
   in reinvestment of dividends              100,058          1,050,369
                                      --------------    ---------------
Total issued                               2,164,483         22,688,147
Shares redeemed                            (739,249)        (7,756,773)
                                      --------------    ---------------
Net increase                               1,425,234    $    14,931,374
                                      ==============    ===============


National Portfolio

Class C Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                1,945,227    $    20,206,826
Shares issued to shareholders
   in reinvestment of dividends              180,902          1,886,143
                                      --------------    ---------------
Total issued                               2,126,129         22,092,969
Shares redeemed                          (2,244,207)       (23,326,697)
                                      --------------    ---------------
Net decrease                               (118,078)    $   (1,233,728)
                                      ==============    ===============


National Portfolio

Class I Shares for the
Six Months Ended                                                 Dollar
December 31, 2004                             Shares             Amount

Shares sold                                1,395,767    $    14,630,089
Shares issued to shareholders
   in reinvestment of dividends            1,442,328         15,135,951
                                      --------------    ---------------
Total issued                               2,838,095         29,766,040
Shares redeemed                          (4,288,429)       (44,886,226)
                                      --------------    ---------------
Net decrease                             (1,450,334)    $  (15,120,186)
                                      ==============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (concluded)


National Portfolio

Class I Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                2,236,079    $    23,176,738
Shares issued resulting from
   reorganization                         35,155,756        368,217,557
Shares issued to shareholders
   in reinvestment of dividends            1,843,445         19,167,463
                                      --------------    ---------------
Total issued                              39,235,280        410,561,758
Shares redeemed                         (10,268,772)      (106,545,376)
                                      --------------    ---------------
Net increase                              28,966,508    $   304,016,382
                                      ==============    ===============


5. Short-Term Borrowings:
The Fund, on behalf of the Portfolios, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
At June 30, 2004, the Limited Maturity Portfolio had a net capital loss carryforward of approximately $876,881, of which $119,413 expires in 2008, $426,094 expires in 2009 and $331,374 expires in 2012; the Insured Portfolio had a net capital loss carryforward of $14,666,460, all of which expires in 2009; and the National Portfolio had a net capital loss carryforward of approximately $71,478,450, of which $23,598 expires in 2005, $12,553,988 expires in 2006, $18,502,015 expires in 2007, $10,488,608 expires in 2008,
$26,931,578 expires in 2009, $444,566 expires in 2010, $942,957 expires in 2011 and $1,591,140 expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Peter J. Hayes, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Merrill Lynch Municipal Bond Fund,
Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., DECEMBER 31, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Municipal Bond Fund, Inc.


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: February 24, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: February 24, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: February 24, 2005